The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

Commencement date of measures for electronic provision: November 27, 2023

Extraordinary General Meeting of Shareholders

Other Matters subject to Measures for Electronic Provision

(Matters omitted in delivery documents)

Contents of Financial Statements of Ryoyo Electro Corporation

for FY ended January 2023

Ryosan Company, Limited

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

Provided document

Business Report

(From February 1, 2022 to January 31, 2023)

1.	Current Conditions of the Corporate Group
(1)	Business conditions in the fiscal year ended January 31, 2023

Progress and results of operations

The Japanese economy during the current fiscal year (from February 1, 2022 to January 31, 2023) saw moves toward the normalization of social and economic activities. However, the year was marked by constant uncertainty about the outlook, fueled by soaring energy and raw material costs stemming from heightened geopolitical risks, mounting monetary tightening in various countries, and rising prices due to the yen’s depreciation.

In the electronics industry, in which the Ryoyo Group operates, despite disruptions to the supply chain due to shortages of semiconductors and other components, the situation has gradually calmed down, improving supply/demand balance for some segments and products. On the other hand, the ICT segment saw ongoing, brisk IT-related investment by companies in digital transformation for the purpose of automation and labor saving as well as investments aimed at transforming their business models.

Under these circumstances, in order to provide the best solutions for customers’ issues and problems in faster and better manners than anyone else, the Ryoyo Group set out three core strategies in its three-year business plan: “to expand and deepen customer engagement,” “to pursue uniqueness,” and “to increase productivity.” While implementing various measures, we expanded both businesses of semiconductors & devices and ICT & solutions from the previous fiscal year.

As a result, performance in the fiscal year under review was up year on year across the board: Net sales were ¥129.912 billion (up 15.9%), operating profit was ¥4.693 billion (up 107.9%), ordinary profit was ¥4.477 billion (up 86.5%), and profit attributable to owners of parent was ¥3.056 billion (up 63.1%).

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

Semiconductors & devices business

Supporting Monozukuri with our abundant product lineup of top brand products and unique devices and appropriate proposals

Net sales were ¥79,151 million, an increase of ¥15,357 million, or 24.1%, year on year.

This was mainly due to solid performance in a wide range of areas, particularly for industrial applications and applications for office equipment.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

ICT & solution business

Our specialists in various fields identify issues and needs that customers face, and support the process of solving them.

Net sales were ¥50,760 million, an increase of ¥2,455 million, or 5.1%, year on year.

This was mainly due to growth in sales of personal computers, network equipment, and other products and related services associated with the introduction of an online eligibility verification system in Japan.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

(2)	Challenges that the Company should address

The Ryoyo Group is an electronics trading company selling “semiconductors and devices” and offering “ICT and solutions” in its business domain. It sells products and provides associated services to electronic equipment manufacturers and users in Japan and overseas. It endeavors to realize its vision “To provide the best solutions for our customers’ issues and problems in a faster and better manner than anyone else,” aiming to enhance its corporate value.

However, the environment surrounding the electronics trading industry is undergoing significant changes due to rapid increase in the use of new technologies as technological innovation, with the acceleration of IoT and digital transformation (DX) across society. In line with these changes, the functions and roles of electronics trading companies are also changing. In addition, while competition among trading companies is intensifying due to the alliances of electronic component manufacturers, such as semiconductor and IT equipment manufacturers, external factors, such as the impact of COVID-19, the supply shortage of semiconductors and other components, geopolitical risk, and trends in the financial markets, are having a significant impact on the business environment and performance despite the low-profitability structure of the trading companies.

In this context, the Ryoyo Group has set out three core strategies in its three-year business plan started from February 2022: “to expand and deepen customer engagement,” “to pursue uniqueness,” and “to increase productivity.” Taking advantages of our broad network of contacts both upstream and downstream in the supply chain for electronics devices, and armed with insights into market needs gained from end-users (downstream), we will seek to expand engagement with electronic equipment manufacturers (upstream), combining products, technologies, and services to offer unique solutions and also seek to become a key player in creating a business (information and value) cycle across the entire supply chain. By doing so, we aim to build a strong business foundation that is resilient to changes in the environment.

In the ongoing three-year business plan, we have been engaged in investments and M&A for the purpose of acquiring elemental technologies that lead to create unique added value and complementing functionality. We have also been considering alliances with other companies in view of building a strong business foundation and obtaining growth opportunities.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

As described in “Notice Concerning Acquisition of Ryosan Company Stock by Ryoyo Electro” disclosed on February 7, 2023, we will accelerate consideration and discussions pursuing business synergies and the form for a broad alliance between the two parties, and aim to realize a new image of an electronics trading company that helps resolve the issues and problems facing customers and the market as a whole.

(3)	Status of capital investments

Not applicable

(4)	Status of fundraising

The Company issued the fourth share acquisition rights in the previous fiscal year and raised funds of ¥636 million during the current fiscal year.

(5)	Status of business transfer, absorption-type split, and incorporation-type split

Not applicable

(6)	Status of transfer of business from other companies

Not applicable

(7)	Status of succession to rights and obligations in connection with business of another juridical person by absorption-type merger or absorption-type split

Not applicable

(8)	Status of acquisition or disposition of shares, other equity, or share acquisition rights of another company

Not applicable

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

(9)	The financial position and results of operations during the last three fiscal years

(Millions of yen)

	60th (Fiscal year ended January 31, 2020)	61st (Fiscal year ended January 31, 2021)	62nd (Fiscal year ended January 31, 2022)	63rd (Current fiscal year) (Fiscal year ended January 31, 2023)
Net sales	108,538	95,792	112,099	129,912
Ordinary profit	2,187	905	2,400	4,477
Profit attributable to owners of parent	1,303	806	1,873	3,056
Net income per share (yen)	¥53.06	¥35.19	¥103.94	¥151.45
Total assets	78,117	59,336	72,652	88,409
Net assets	62,135	37,992	42,309	44,725
Net assets per share (yen)	¥2,524.47	¥2,188.90	¥2,130.46	¥2,213.65

(Note)	The Company has adopted the Accounting Standard for Revenue Recognition (ASBJ Statement No. 29, March 31, 2020) from the beginning of the current fiscal year, and every figure regarding the current fiscal year reflects adoption of the Accounting Standard.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

(10)	Main businesses (as of January 31, 2023)

The main businesses of the Ryoyo Group are sales of semiconductors & devices and ICT & solutions as well as provision of related services. The major handling products in their respective businesses are as follows:

Business	Main handling products
Semiconductors & devices	(Semiconductors)	Microprocessors, microcontrollers, system LSI, power devices, memories, LED elements, laser diodes, various sensors, etc.
	(Devices)	LCD panels, LCD modules, contact image sensors, etc.
ICT & solutions	(ICT)	Servers, storage, workstations, personal computers, tablets, software, display monitors, printers, plotters, projectors, network systems, maintenance services, etc.
	(Solutions)	Original solutions by business type, etc.

(11)	Status of the parent company and important subsidiary companies
(i)	Status of the parent company

Not applicable

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

(ii)	Status of important subsidiary companies
Company name	Capital	Voting rights	Main businesses
Ryoyo Semicon Corporation	¥100 million	100%	Semiconductors & devices ICT & solutions
StyleZ Corporation	¥30 million	100%	ICT & solutions
RYOYO ELECTRO SINGAPORE PTE., LTD.	S$8,000 thousand	100%	Semiconductors & devices ICT & solutions
RYOYO ELECTRO HONG KONG LIMITED	HK$30,300 thousand	100%	Semiconductors & devices ICT & solutions
Ryoyo Electro (Shanghai) Co., Ltd.	RMB58,301 thousand	100%	Semiconductors & devices ICT & solutions
RYOYO ELECTRO INDIA PVT. LTD.	INR140,000 thousand	*100%	Semiconductors & devices ICT & solutions
RYOYO ELECTRO (MALAYSIA) SDN. BHD.	RM1,000 thousand	*100%	Semiconductors & devices ICT & solutions
RYOYO ELECTRO (THAILAND) CO., LTD.	THB140,000 thousand	*100%	Semiconductors & devices ICT & solutions
Ryoyo Electro Taiwan Co., Ltd.	NT$45,000 thousand	100%	Semiconductors & devices ICT & solutions

(Note)	1. The asterisk indicates the percentage including ownership by subsidiaries.
2.	Ryoyo Electro Taiwan Co., Ltd., which was a non-consolidated subsidiary until the previous consolidated fiscal year, has become a consolidated subsidiary from the beginning of this consolidated fiscal year because of increased materiality.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

(12)	Principal business sites (as of January 31, 2023)
Ryoyo Electro Corporation (the Company)	Head Office	1-12-22 Tsukiji, Chuo-ku, Tokyo
	Branch offices	Sendai, Matsumoto, Ohmiya, Hachioji, Yokohama, Nagoya, and Osaka
	Sales offices	Kyoto, Fukuoka
Ryoyo Semicon Corporation (Subsidiary)	Head Office	1-12-22 Tsukiji, Chuo-ku, Tokyo
StyleZ Corporation (Subsidiary)	Head Office	1-2 Kandaogawamachi, Chiyoda-ku, Tokyo
RYOYO ELECTRO SINGAPORE PTE., LTD. (Subsidiary)	Head Office	Republic of Singapore
RYOYO ELECTRO HONG KONG LIMITED (Subsidiary)	Head Office	The People’s Republic of China
Ryoyo Electro (Shanghai) Co., Ltd. (Subsidiary)	Head Office	The People’s Republic of China
RYOYO ELECTRO INDIA PVT. LTD. (Subsidiary)	Head Office	India
RYOYO ELECTRO (MALAYSIA) SDN. BHD. (Subsidiary)	Head Office	Malaysia
RYOYO ELECTRO (THAILAND) CO., LTD. (Subsidiary)	Head Office	Kingdom of Thailand
Ryoyo Electro Taiwan Co., Ltd. (Subsidiary)	Head Office	The Republic of China
RYOYO ELECTRO EUROPE GMBH (Subsidiary)	Head Office	The Federal Republic of Germany

(13)	Status of employees (as of January 31, 2023)
(i)	Status of employees of the Corporate Group
Number of employees	Increase/decrease from the end of the previous consolidated fiscal year
714	Decreased by 1

(Note)	The figure is the number of employees.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

(ii)	Status of employees of the Company
Number of employees	Increase/decrease from the end of the previous fiscal year	Average age	Average years of service
537	Increased by 4	44.6 years old	16.0 years

(Note)	The figure is the number of employees.
(14)	Borrowings from major banks (as of January 31, 2023)

(Millions of yen)

Banks	Balance of borrowing
MUFG Bank, Ltd.	8,263
Sumitomo Mitsui Banking Corporation	5,995
Mizuho Bank, Ltd.	5,558

(15)	Other significant matters on the current conditions of the Corporate Group

Not applicable

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

2.	Current conditions of the Company

(1)	Status of shares (as of January 31, 2023)
(i)	Total number of authorized shares 119,628,800 shares
(ii)	Total number of outstanding shares 26,800,000 shares
(iii)	Number of shareholders 23,750
(iv)	Top 10 shareholders
Name of shareholders	Number of shares held (thousand shares)	Shareholding ratio (%)
SHC Corporation	2,118	10.49
The Master Trust Bank of Japan, Ltd. (Trust Account)	2,073	10.27
Mitsubishi Electric Corporation	1,576	7.81
Sheep Shokai Co.	523	2.59
Nippon Life Insurance Company	409	2.03
Ryoyo Electro Employee Stockholder Association	309	1.53
Yoshihisa Shimada	211	1.05
Yoichiro Ohashi	206	1.02
Ken System Co., Ltd.	200	0.99
Mars Group Holdings Corporation	200	0.99

(Note)	1. The Company, which owns 6,608,536 treasury shares, is excluded from the above major shareholders.
2.	The shareholding ratios are calculated after deducting treasury shares.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

(v)	Status of treasury shares granted to the Company’s officers as compensation for the execution of duties during the fiscal year under review
	Number of shares	Number of grantees
Directors (excluding outside Directors)	21,700 shares	4 persons
Outside Directors	—	—
Audit & Supervisory Committee Members	—	—

(Note)	The content of stock compensation of the Company is described in “2. Current conditions of the Company (3) Status of the Company’s officers (iii) Compensations, etc. for Directors and Audit & Supervisory Committee Members in the fiscal year under review.”
(2)	Status of share acquisition rights, etc.

Status of share acquisition rights granted to Directors of the Company as compensation for the execution of duties and held by them as of the end of this fiscal year

Name	Ryoyo Electro Corporation, Third share acquisition rights
Total number of share acquisition rights	300 rights (100 shares per share acquisition right)
Scope and number of grantees of share acquisition rights	2 Directors of the Company (including - outside Director)
Type and number of shares for share acquisition rights	Common shares of the Company: 30,000 shares
Paid-in amount of share acquisition rights (Issue price)	¥95,400 per share acquisition right (¥954 per share) (Note 1)
The value of property to be contributed upon the exercise of share acquisition rights	(Note 2)
The period for exercising share acquisition rights	From February 1, 2019 to January 31, 2059
Terms and conditions for exercising share acquisition rights	(Note 3)

(Note)	1. The amount of compensation right held by a person to the Company will be offset by the paid-in amount of share acquisition rights.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

2.	The value of property to be contributed upon the exercise of share acquisition rights shall be one yen, which is the amount to be paid per share upon the exercise of share acquisition rights, multiplied by the number of granted shares.
3.	(i) Holders of share acquisition rights can exercise their rights within 10 days from the next day of expiration of position as Director (or the next business day of the 10th day if the 10th day is a holiday).
(ii)	Notwithstanding the above (i), in the event when a general meeting of shareholders of the Company approves a merger agreement under which the Company will become a non-surviving company, a corporate split agreement or corporate split plan under which the Company will be split, or a share exchange agreement or share transfer plan under which the Company will become a wholly-owned subsidiary of another company (in either case, if no resolution at a general meeting of shareholders is needed, resolved by the Board of Directors of the Company), share acquisition rights shall be exercised within 30 days from the next day after such approval is made. However, this does not apply when share acquisition rights of a reorganized company are granted to holders of share acquisition rights in accordance with matters regarding granting of share acquisition rights in line with the reorganizational restructuring.
(iii)	Other terms and conditions shall be subject to the share acquisition allocation agreement signed between the Company and the holder of share acquisition rights.
(3)	Status of the Company’s officers
(i)	Status of Directors and Audit & Supervisory Committee Members (as of January 31, 2023)

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

Current position at the Company	Name	Responsibilities and status of important concurrent occupations or positions at other organizations
Representative Director, President & Chief Executive Officer	Moritaka Nakamura
Director & Managing Executive Officer	Kiyoshi Waki	In charge of Internal Auditing Dept., CSR Dept., and Special Assignment
Director & Managing Executive Officer	Osamu Sano	In charge of Strategic Technology Development Div., General Manager, Strategic Technology Development Div., Application Development Dept. 1 and Application Development Dept. 2
Director & Managing Executive Officer	Daisuke Aguro	In charge of Semiconductor & Device Div., General Manager, Semiconductor & Device Div.
Outside Director	Shinya Takada	Chairperson of the Board of Directors
Outside Director	Masumi Shiraishi

Professor, Faculty of Policy Studies, Kansai University

Outside Audit & Supervisory Board Member, NEW KANSAI INTERNATIONAL AIRPORT COMPANY, LTD.

Outside Audit & Supervisory Board Member, E-SUPPORTLINK, Ltd.

Member of the Board (outside), MIKUNI CORPORATION

Outside Director	Masashi Oba	Outside Director, State Street Trust and Banking Co., Ltd.
Outside Director	Michiko Aoki	Managing Director, COACH A Co., Ltd.
Full-time Audit & Supervisory Board Member	Hiroyuki Kanno
Outside Audit & Supervisory Board Member	Ryoji Kimura	Lawyer, Kimura / Kuroe Law Office
Outside Audit & Supervisory Board Member	Kazumi Akiyama	Outside Director, SAMURAI SECURITIES Co., Ltd.
Outside Audit & Supervisory Board Member	Motomi Oi	Certified Public Accountant, Oi CPA Office Supervisory Director, Japan Logistics Fund, Inc.

Nomination and Compensation Committee: Shinya Takada, Masumi Shiraishi, Masashi Oba, Michiko Aoki, Moritaka Nakamura, and Kiyoshi Waki

(Note)	1. Shinya Takada, Masumi Shiraishi, Masashi Oba, and Michiko Aoki are outside Directors.
2.	Ryoji Kimura, Kazumi Akiyama, and Motomi Oi are outside Audit & Supervisory Board Members.
3.	Yasushi Okazaki and Seiju Yasuda retired upon expiration of their term of office at the conclusion of the 62nd annual general meeting of shareholders held on April 26, 2022.
4.	Hiroyuki Kanno, full-time Audit & Supervisory Board Member, and Kazumi Akiyama and Motomi Oi, Audit & Supervisory Board Members, possess considerable expertise in finance and accounting.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

・Hiroyuki Kanno, full-time Audit & Supervisory Board Member, has many years of experience in the overall administrative operations of the Company.

・Kazumi Akiyama, Audit & Supervisory Board Member, has many years of experience in the Ministry of Finance.

・Motomi Oi, Audit & Supervisory Board Member, is licensed as a certified public accountant.

5.	Ryoji Kimura, Audit & Supervisory Board Member, is qualified as a lawyer and possesses considerable expertise in corporate legal affairs.
6.	The Company has designated Directors Shinya Takada, Masumi Shiraishi, Masashi Oba, and Michiko Aoki, and Audit & Supervisory Board Members Ryoji Kimura, Kazumi Akiyama, and Motomi Oi as independent directors and auditors in accordance with the regulations of Tokyo Stock Exchange to which its report has been submitted.
(ii)	The outline of the liability insurance contract for Directors

The Company has entered into a liability insurance policy for Directors with an insurance company as provided for in Article 430-3, Paragraph 1 of the Companies Act. The policy covers economic losses incurred by an insured person from claims for damages arising from the performance of duties as an officer, etc. of the Company. However, as measures to ensure that the proper performance of duties of officers, etc. is not impaired, the policy does not cover damages resulting from breach of faith or criminal acts or damages caused by the insured persons in cases where they have intentionally committed illegal acts. Insured persons under the policy are Directors, Audit & Supervisory Board Members, and Executive Officers, etc. of the Company and its subsidiaries under the Companies Act.

All insurance premiums are borne by the Company. The policy is renewed on March 1 every year and the Company plans to renew the policy with the same terms.

(iii)	Compensation, etc. for Directors and Audit & Supervisory Board Members for the fiscal year under review

Compensation, etc. for Directors and Audit & Supervisory Board Members

a.	Policy for determining the content of compensation, etc. for Directors

The Company consults the Nomination and Compensation Committee regarding the policy for determining the content of compensation, etc. for individual Directors, and the Board of Directors makes a resolution on the policy after receiving the report from the Committee.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

With regard to the compensation, etc., for individual Directors for the fiscal year under review, the Board of Directors has confirmed that the method of determining the content of compensation, etc., and the content of compensation, etc., determined are consistent with the determination policy resolved by the Board of Directors and that the report from the Nomination and Compensation Committee has been given due weight. Accordingly, the Board of Directors judges that the compensation, etc., for individual Directors for the fiscal year under review are in accordance with the determination policy.

Outline of the policy for determining the content of compensation, etc. for individual Directors is as follows.

・	Basic Policy

The Company’s Director compensation is based on a compensation system appropriate for securing excellent human resources who can realize the Company’s management philosophy and improve the Company’s performance in accordance with the Company’s management policy, and for motivating such human resources to play an active role in enhancing the Company’s corporate value over the medium to long term. Compensation for Directors who serve concurrently as executive officers includes basic compensation, performance-based compensation (monetary), and stock compensation (restricted stock). Compensation for Directors who do not serve concurrently as executive officers comprises only basic compensation. Furthermore, individual compensation depends on each Director’s respective job description and responsibilities based on the above-mentioned compensation system.

・	Policy for determining the amount, award period, and terms of basic compensation for individual Directors

Basic compensation is fixed monthly compensation paid in cash while the Director is in office. For Directors who serve concurrently as executive officers, the basic compensation amount is determined annually at a certain period, based on the Compensation Table for each position, and reflecting the previous year’s performance of the Company, the degree of contribution of each Director to the Company, and other factors. Compensation plans for outside Directors not serving concurrently as executive officers are determined annually at a certain period, taking into account a range of factors, including Company performance, compensation levels at other companies, and the current social context.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

・	Policy for determining the content of performance indicators, amount, calculation method, award period, and terms of performance-based compensation (monetary)

Directors who serve concurrently as executive officers are paid performance-based compensation (monetary) in an amount determined based on the degree of achievement of target values allocated and set according to duties for each of the following indicators: consolidated operating profit, operating profit of each business division, and consolidated net profit for the applicable fiscal year. The compensation is paid at a certain time each year after the end of the applicable fiscal year.

・	Policy for determining the content, amount, calculation method, award period, and terms of non-monetary compensation, etc. (stock compensation)

Directors who serve concurrently as executive officers are granted restricted stock at a certain time each year while in office. Restricted stock is common stock of the Company allocated to Directors who serve concurrently as executive officers based on a restricted stock allocation agreement concluded with them, in which transfer restrictions stipulated in the agreement are applied for a period from the date of delivery of the stock until the date of retirement or resignation of the Director as a Director of the Company or other position stipulated by the Board of Directors. The number of shares of stock granted is determined based on the Compensation Table for each position.

・	Policy on the Compensation Table

The Nomination and Compensation Committee determines the Compensation Table. Using compensation amounts of companies listed on the Japanese stock market taken from the objective compensation survey data of an outside specialist organization as a reference, and comprehensively taking into consideration the Company’s performance and corporate scale, social context, and other factors, the Committee makes relative comparisons and revises the Compensation Table appropriately in accordance with the Basic Policy.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

・	Policy for determining the ratio of basic compensation, performance-based compensation (monetary), and stock compensation (restricted stock) to individual Director compensation

The ratio of each type of compensation for Directors who serve concurrently as executive officers is set based on position, duties, trends among other companies, and so forth. As an approximate guide to the ratio of compensation by type, basic compensation comprises 70%, performance-based compensation (monetary) 10%, and stock compensation (restricted stock) 20%.

・	Method of determining the content of individual Director compensation, etc.

All Director compensation plans are determined by a resolution of the Board of Directors, reflecting deliberation and reporting from the Nomination and Compensation Committee, the majority of whose members are independent outside Directors.

・	Policy for determining the amount and calculation method of compensation, etc. for Audit & Supervisory Board Members

Compensation for Audit & Supervisory Board Members (excluding outside Audit & Supervisory Board Members) is fixed, and is determined through discussions among the Audit & Supervisory Board Members based on comprehensive consideration of the individual’s contribution to the Company and the degree to which roles and responsibilities have been fulfilled.

Meanwhile, compensation for outside Audit & Supervisory Board Members is fixed, and is determined through discussions among the Audit & Supervisory Board Members based on comprehensive consideration of the individual’s social position, contribution to the Company, and the circumstances of their appointment.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

b.	Total compensation, etc. of Directors and Audit & Supervisory Board Members
Office category	Total compensation (millions of yen)	Compensation by type (millions of yen)			Number of applicable individuals
		Basic compensation	Performance-based compensation, etc. (monetary)	Non-monetary compensation, etc. (stock compensation)
Directors (Of which, outside Directors)	230 (38)	161 (38)	33 (–)	35 (–)	10 (4)
Audit & Supervisory Board Members (Of which, outside Audit & Supervisory Board Members)	36 (21)	36 (21)	– (–)	– (–)	4 (3)
Total (Of which, outside Directors and outside Audit & Supervisory Board Members)	266 (60)	197 (60)	33 (–)	35 (–)	14 (7)

Notes:	1. The amount of compensation, etc. of Directors does not include the portion for employees of Directors who concurrently serve as employees.
2.	Performance indicators for performance-based compensation, etc. are calculated based on the degree of achievement of target values allocated and set according to duties for each of the following indicators: consolidated operating profit, operating profit of each business division, and consolidated net profit The reason for selecting these indicators is to encourage profit-oriented management for Directors who concurrently serve as executive officers. The results of performance indicators for the fiscal year under review are shown in “1. Current Conditions of the Corporate Group, (1) Business conditions in the fiscal year ended January 31, 2023, Progress and results of operations.”
3.	Non-monetary compensation, etc., consists of shares of the Company’s stock, and the terms of allotment, etc., are stated in “2. Current conditions of the Company, (3) Status of the Company’s officers, (iii) Compensation, etc. for Directors and Audit & Supervisory Board Members for the fiscal year under review, Compensation, etc. for Directors and Audit & Supervisory Board Members, a. Policy for determining the content of compensation, etc. for Directors.” The status of stock delivery during the fiscal year under review is stated in “2. Current conditions of the Company, (1) Status of shares, (v) Status of treasury shares granted to the Company’s officers as compensation for the execution of duties during the fiscal year under review.”

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

4.	The maximum amount of compensation for Directors was resolved at the 48th Annual Shareholders’ Meeting held on April 25, 2008 to be ¥280 million per year (not including the portion for employees). As of the conclusion of the 48th Annual Shareholders’ Meeting, the number of Directors was 11.
5.	The maximum amount of restricted stock compensation was resolved at the 59th Annual Shareholders’ Meeting held on April 25, 2019 to be ¥100 million per year. As of the conclusion of the 59th Annual Shareholders’ Meeting, the number of Directors was nine (of which, two were outside Directors).
6.	The maximum amount of compensation for Audit & Supervisory Board Members was resolved at the 57th Annual Shareholders’ Meeting held on April 27, 2017 to be ¥40 million per year. As of the conclusion of the 57th Annual Shareholders’ Meeting, the number of Audit & Supervisory Board Members was four.
7.	The above includes two Directors who retired due to expiration of their terms of office at the conclusion of the 62nd Annual Shareholders’ Meeting held on April 26, 2022.
(iv)	Matters related to outside Directors and outside Audit & Supervisory Board Members
a.	Significant concurrent positions held at other companies and relationship between the Company and such other companies

Outside Director Michiko Aoki is a Director and Executive Officer of COACH A Co., Ltd. (“COACH A”). Although the Company has an education-related business relationship with COACH A, there are no matters affecting the independence of outside Directors between the Company and COACH A, and the Company believes that Ms. Aoki is qualified to serve as an independent Director.

There are no special relationships between the Company and any other companies.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

b.	Major activities in the fiscal year under review

Summary of attendance, statements made, and duties performed with respect to the role expected of an outside Director
Director Shinya Takada

Mr. Takada attended all 12 meetings of the Board of Directors during the fiscal year under review. Of those, he attended 10 meetings held on or after April 26, 2022, as chairman.

He played an appropriate role in ensuring the adequacy and appropriateness of decision-making by the Board of Directors by expressing his opinions from a multifaceted perspective based on his extensive experience in management while serving in the areas of corporate planning and strategy. In addition, as chairman of the Nomination and Compensation Committee, he played an important role in the nomination, compensation, etc. of Directors and executive officers.

Director Masumi Shiraishi

Ms. Shiraishi attended all 12 meetings of the Board of Directors during the fiscal year under review.

She played an appropriate role in ensuring the adequacy and appropriateness of decision-making by the Board of Directors by expressing her opinions from a multifaceted perspective based on her extensive experience in the private sector, teaching, and public service. In addition, as a member of the Nomination and Compensation Committee, she played an important role in the nomination, compensation, etc. of Directors and executive officers.

Director Masashi Oba

Mr. Oba attended all 12 meetings of the Board of Directors during the fiscal year under review.

He played an appropriate role in ensuring the adequacy and appropriateness of decision-making by the Board of Directors by expressing his opinions from a multifaceted perspective based on his experience in management as a CFO while working mainly in the administrative division in his previous positions. In addition, as a member of the Nomination and Compensation Committee, he played an important role in the nomination, compensation, etc. of Directors and executive officers.

Director Michiko Aoki

Ms. Aoki attended all 10 meetings of the Board of Directors held after her appointment.

She played an appropriate role in ensuring the adequacy and appropriateness of decision-making by the Board of Directors by expressing her opinions from a multifaceted perspective based on her experience in the product planning department in her previous position and her extensive experience in human resource development at a human resource development company. In addition, as a member of the Nomination and Compensation Committee, she played an important role in the nomination, compensation, etc. of Directors and executive officers.

Audit & Supervisory Board Member Ryoji Kimura	Mr. Kimura attended all 12 meetings of the Board of Directors and all 12 meetings of the Audit & Supervisory Board during the fiscal year under review. He expressed his opinions from his professional perspective as an attorney and other appropriate opinions to ensure the adequacy and appropriateness of decision-making by the Board of Directors and the Audit & Supervisory Board.
Audit & Supervisory Board Member Kazumi Akiyama	Mr. Akiyama attended all 12 meetings of the Board of Directors and all 12 meetings of the Audit & Supervisory Board during the fiscal year under review. He expressed his opinions based on the insights he had gained through his many years of service in the Ministry of Finance and other appropriate opinions to ensure the adequacy and appropriateness of decision-making by the Board of Directors and the Audit & Supervisory Board.
Audit & Supervisory Board Member Motomi Oi	Ms. Oi attended all 12 meetings of the Board of Directors and all 12 meetings of the Audit & Supervisory Board during the fiscal year under review. She expressed her opinions from her professional perspective as a certified public accountant and other appropriate opinions to ensure the adequacy and appropriateness of decision-making by the Board of Directors and the Audit & Supervisory Board.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

(v)	Outline of the agreement limiting liability

The Company and outside Directors Shinya Takada, Masumi Shiraishi, Masashi Oba, and Michiko Aoki, and outside Audit & Supervisory Board Members Ryoji Kimura, Kazumi Akiyama, and Motomi Oi have entered into an agreement to limit their liability for damages under Article 423, Paragraph 1 of the Companies Act pursuant to Article 427, Paragraph 1 of said Act.

The maximum amount of liability for damages under said agreement is the higher of the amount stipulated by law or ¥8 million.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

(4)	Status of Accounting Auditor
(i)	Name: Seiyo Audit Corporation
Note:	The term of office of KPMG AZSA & Co., the Company’s former accounting auditor, expired at the conclusion of the 62nd Annual Shareholders’ Meeting held on April 26, 2022, and the firm resigned.

(ii)	Amount of audit fees, etc.
Amount of audit fees, etc. (millions of yen)
Amount of audit fees, etc. for the fiscal year under review	32
Total amount of money and other financial benefits payable by the Company and its subsidiaries to the accounting auditor	32

Notes:	1. The audit agreement between the Company and the accounting auditor does not clearly distinguish between the amounts of audit fees, etc. for audits pursuant to the Companies Act and those for audits pursuant to the Financial Instruments and Exchange Act, and it is not practically possible to distinguish them. Therefore, the total amount of these fees is provided as the amount of audit fees, etc. for the fiscal year under review.

2. Of the Company’s important subsidiaries, the Company’s overseas subsidiaries are audited by auditing firms (including those with qualifications equivalent to an auditing firm in foreign countries) other than the Company’s accounting auditor.

3. In addition to the above fees, the Company paid ¥1 million to the predecessor accounting auditor, KPMG AZSA & Co., as fees for the services of handing over to the successor accounting auditor.

(iii)	Non-audit services

Not applicable.

(iv)	Reasons why the Audit & Supervisory Board gave consent to the amount of audit fees, etc. of the accounting auditor for the fiscal year under review

The Audit & Supervisory Board made a decision to consent to the amount of audit fees, etc. paid to the accounting auditor after necessary verification of the appropriateness of the content of the accounting auditor’s audit plan, the status of performance of accounting audit duties, the basis for calculation of the estimated audit fees, etc.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

(v)	Policy on dismissal or non-reappointment of accounting auditor

The Audit & Supervisory Board decides the content of the proposal for dismissal or non-reappointment of the accounting auditor to be submitted to the annual shareholders’ meeting, when it determines that such action is necessary, such as when there is a problem with the performance of duties by the accounting auditor.

In addition, if it is deemed that the accounting auditor falls under any of the items of Article 340, Paragraph 1 of the Companies Act, the Audit & Supervisory Board dismisses the accounting auditor based on the unanimous consent of the Audit & Supervisory Board Members. In this case, the Audit & Supervisory Board Member selected by the Audit & Supervisory Board reports the dismissal of the accounting auditor and the reasons thereof at the first annual shareholders’ meeting convened after the dismissal.

(vi)	Outline of the agreement limiting liability

Not applicable.

(5)	Systems for Ensuring the Appropriateness of Business Operations

The following is a summary of decisions made regarding systems for ensuring that the execution of duties by Directors complies with laws, regulations, and the Articles of Incorporation, and other systems for ensuring the appropriateness of the Company’s business operations.

(i)	System for ensuring that the execution of duties by Directors and employees of the Company and its subsidiaries (the “Group”) is in compliance with laws, regulations, and the Articles of Incorporation
・	The Ryoyo Group Code of Conduct has been established as a code for Directors and employees of the Group acting in compliance with laws, regulations, the Articles of Incorporation, and social norms.

In order to ensure thorough implementation of the Code, the CSR Department oversees the Group’s compliance efforts across the board.

・	Recognizing that the development of internal control systems is an important management issue, the Company has established the Rules of the Board of Directors, Rules on Division of Duties, Rules on Administrative Authority, and “Rules on the Ringi System” to ensure appropriate organizational management.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

・	Directors monitor each other’s execution of duties through regularly held meetings of the Board of Directors.
・	The Internal Auditing Department checks the appropriateness and efficiency of each department’s operations in a timely manner, and also audits the status of compliance in cooperation with the CSR Department. These activities are regularly reported directly to the Representative Director and President, the Board of Directors, and the Audit & Supervisory Board Members as appropriate.
・	The Ryoyo Group Compliance Hotline has been established as a means for employees to directly provide information on legally questionable conduct.
・	The Company takes a firm stand against antisocial forces, groups, etc. that threaten the order and safety of civil society, and works closely with the police and specialized attorneys to cut off all relationships with them.
(ii)	System for the storage and management of information related to the execution of duties by Directors
・	Information related to the execution of duties by Directors is stored and managed in accordance with the Document Management Rules. Directors and Audit & Supervisory Board Members may have access to these documents and other information at all times.
(iii)	Rules and other systems for managing the risk of loss of the Group
・	The risk management manager of each department establishes an appropriate system for managing risks associated with compliance, environment, disaster, information security, quality, foreign exchange, financial reporting, and so on. In the unlikely event that a risk materializes, each department takes prompt and appropriate action to minimize damage under the direction of the risk management manager.
(iv)	System for ensuring the efficient execution of duties by Directors of the Group

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

・	The Board of Directors has enhanced its functions by setting the appropriate number of Directors to enable accurate and prompt decision-making based on sufficient discussions on matters stipulated by laws, regulations, and the Articles of Incorporation and on important management matters (including important matters concerning subsidiaries).
・	The function of the Board of Directors as a management decision-making and supervisory body is separated from the function to execute business based on the Board of Directors’ decisions to enable flexible business execution by the Representative Director and President and executive officers.
・	In order to enhance objectivity in nominating and compensating Directors and executive officers, a Nomination and Compensation Committee, the majority of which is composed of independent outside Directors, has been established and reports the results of its deliberations to the Board of Directors.
(v)	System for ensuring the appropriateness of operations of the corporate group consisting of the Company and its subsidiaries, and system for reporting to the Company on matters related to the execution of duties by Directors, etc. of subsidiaries
・	Having Domestic Subsidiary Management Rules and Overseas Subsidiary Management Rules in place, the Company requires subsidiaries to report regularly to the Company on their financial conditions and other important matters. The Company also strives to ensure smooth cooperation and sound business development among the Company’s corporate group.
・	In order to ensure the reliability of financial reporting in accordance with the provisions of the Financial Instruments and Exchange Act, the Company has established Internal Control Rules on Financial Reporting, has developed an internal control system, and regularly assesses its effectiveness.

・	The CSR Department, in cooperation with the departments supervising the operations of each company in the Group, monitors the status of internal controls and provides guidance for improvement, etc., as necessary.
・	The Internal Auditing Department periodically conducts internal audits of each company in the Group to audit the status of compliance with laws, regulations, and rules, and provides necessary guidance.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

(vi)	Matters regarding employees who are assigned to assist duties of Audit & Supervisory Board Members, their independence from Directors, and ensuring effectiveness of instructions given to said employees by Audit & Supervisory Board Members
・	The Internal Auditing Department implements internal audits for matters requested by Audit & Supervisory Board Members based on the Job Assignment Regulation, and reports its result to Audit & Supervisory Board Members. The Department’s employees are not subject to instructions and orders from the Directors, in order to ensure the independence with respect to their duties.
(vii)	Reporting systems through which Directors and employees of the Company and Directors, Audit & Supervisory Board Members, and employees of its subsidiaries report to the Audit & Supervisory Board Members, other reporting system to the Audit & Supervisory Board Members, and the system to ensure that reporters will not suffer from any disadvantageous treatment due to submission of those reports
・	Directors and employees of the Company and Directors, Audit & Supervisory Board Members, and employees of its subsidiaries shall promptly report to Audit & Supervisory Board Members on matters which are likely to cause serious damage to the Group, important management matters, internal audit status, notification state through compliance hotline, and their contents, in addition to matters designated by law.
・	It shall be prohibited to give any disadvantageous treatment to Directors and employees of the Company and Directors, Audit & Supervisory Board Members, and employees of its subsidiaries, who have reported to the corporate auditors, due to their reporting to the Audit & Supervisory Board Members, and officers and employees of the Group shall be notified of the ruling.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

(viii)	Matters regarding prepayment or reimbursement procedures of expenses which occur on the occasion of performance of duties of the Audit & Supervisory Board Members and other policies for accounting for those expenses or related liabilities
・	When an Audit & Supervisory Board Member requests advance payment for expenses for performance of their duties, the accounting treatment shall be done according to the request for advance payment, etc. excluding items which are recognized as unnecessary for the Audit & Supervisory Board Member’s execution of duties.
(ix)	Other system to ensure that audits by corporate auditors shall be implemented effectively
・	Audit & Supervisory Board Members and the Representative Director, President & Chief Executive Officer hold meetings regularly for mutual exchange of opinions. In addition, Audit & Supervisory Board Members obtain advice on audit work from expert lawyers and accounting auditors as needed.
(6)	Outline of implementation status of systems for ensuring the appropriateness of business operations
(i)	Efforts to ensure appropriateness and efficiency of duty execution by Directors
・	The Board of Directors makes decisions regarding matters stipulated by laws and regulations and the Articles of Incorporation, and important management matters as well as monitor mutually execution status of operation by Directors. outside Audit & Supervisory Board Members also attend the Board of Directors meeting and express their opinions at any time when needed.
(ii)	Efforts to ensure effective implementation of audits by Audit & Supervisory Board Members
・	At the Audit & Supervisory Board, agenda items of the Board of Directors meeting are deliberated, along with exchange of a wide range of opinions are implemented regarding validity, efficiency, compliance, etc. of corporate management. The discussion result is expressed appropriately at the Board of Directors.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

・	Efforts are made to improve the effectiveness of the audit through attending important meetings including the Board of Directors, inspection of important documents such as approval documents which have obtained all approval required, and holding regular meetings to exchange opinions with the Representative Director, President & Chief Executive Officer, accounting auditors, and the Internal Auditing Department.
(iii)	Efforts to ensure appropriateness of operation
・	The Internal Auditing Department implements internal audits based on the internal audit plan formulated at the start of the business year and reports the audit result to the Representative Director, President & Chief Executive Officer, the Board of Directors, and Audit & Supervisory Board Members after each audit engagement.
・	Contact points outside the Company (outside lawyers) which are independent from corporate management are set up as contact points of “Ryoyo Group Compliance Hotline” which is the means for the Group’s employees to directly provide information with respect to an action that could be viewed as a breach of laws.
(7)	Basic policy regarding decision making on dividends of surplus

While maintaining a stable management base and working to expand business in the future, the Company returns profit to its shareholders, taking into account the financial position, business environment, etc., and the Company’s basic policy is to pay stable dividends, targeting a dividend on equity ratio (DOE) of 5%.

The Company’s basic policy for dividends of surplus is to distribute profits twice a year, interim dividend and year-end dividend. Although it is provided in the Articles of Incorporation that both of interim dividend and year-end dividend can be resolved at the board of directors meeting, the year-end dividend of the fiscal year under review is to be resolved at the general meeting of shareholders.

Note:	The amounts mentioned in this business report show those whose fractions under the unit stated are rounded down.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

Consolidated Financial Statements

Consolidated Balance Sheet (As of January 31, 2023)

(Millions of yen)

Item	Amount	Item	Amount
(Assets)		(Liabilities)
Current assets	79,183	Current liabilities	42,657
Cash and deposits	19,031	Notes and accounts payable-trade	13,366
Notes and accounts receivable-trade, and contract assets	30,966	Short-term borrowings	25,817
Electronically recorded monetary claims-operating	3,886	Income taxes payable	1,423
Merchandise and finished goods	23,623	Accrued consumption taxes	143
Work in process	174	Provision for bonuses	857
Other	1,502	Other	1,048
Allowance for doubtful accounts	(1)	Non-current liabilities	1,026
Non-current assets	9,225	Deferred tax liabilities	603
Property, plant, and equipment	226	Retirement benefit liability	316
Tools, furniture and fixtures, net	73	Other	106
Land	5	Total liabilities	43,683
Construction in progress	7	(Net assets)
Other, net	139	Shareholders’ equity	41,940
Intangible assets	832	Share capital	13,672
Goodwill	471	Capital surplus	13,336
Other	361	Retained earnings	32,000
Investments and other assets	8,166	Treasury shares	(17,068)
Investment securities	5,406	Accumulated other comprehensive income	2,756

Deferred tax assets	110	Valuation difference on available-for-sale securities	1,805
Retirement benefit asset	1,589	Deferred gains or losses on hedges	0
Other	1,642	Foreign currency translation adjustment	1,124
Allowance for doubtful accounts	(582)	Remeasurements of defined benefit plans	(173)
		Share acquisition rights	28
		Total net assets	44,725
Total assets	88,409	Total liabilities and net assets	88,409

Note:	The amounts mentioned show those whose fractions under the unit stated are rounded down.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

Consolidated Statements of Income (From February 1, 2022 to January 31, 2023)

(Millions of yen)

Item	Amount
Net sales	129,912
Cost of sales	116,328
Gross profit	13,583
Selling, general, and administrative expenses	8,889
Operating profit	4,693
Non-operating income	185
Interest income	43
Dividend income	113
Gain on investments in investment partnerships	6
Other	21
Non-operating expenses	401
Interest expenses	185
Foreign exchange losses	151
Provision of allowance for doubtful accounts	54
Other	9
Ordinary profit	4,477
Extraordinary losses	105
Loss on valuation of investment securities	105
Profit before income taxes	4,372
Income taxes-current	1,595
Income taxes-deferred	(279)
Profit	3,056
Profit attributable to owners of parent	3,056

Note:	The amounts mentioned show those whose fractions under the unit stated are rounded down.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

Consolidated Statements of Changes in Net Assets
(From February 1, 2022 to January 31, 2023)

(Millions of yen)

	Shareholders’ equity
	Share capital	Capital surplus	Retained earnings	Treasury shares	Total shareholders’ equity
Balance at the beginning of current period	13,672	13,336	31,164	(17,978)	40,194
Changes during period
Dividends of surplus			(2,200)		(2,200)
Profit attributable to owners of parent			3,056		3,056
Purchase of treasury shares				(1)	(1)
Disposal of treasury shares		(0)		0	0
Exercise of share acquisition rights		(210)		848	638
Restricted stock payment		(13)		62	48
Changes in scope of consolidation			204		204
Transfer from retained earnings to capital surplus		224	(224)		—
Net changes in items other than shareholders’ equity					—
Total changes during period	—	—	835	909	1,745
Balance at end of period	13,672	13,336	32,000	(17,068)	41,940

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

(Millions of yen)

	Accumulated other comprehensive income
	Valuation difference on available-for-sale securities	Deferred gains or losses on hedges	Foreign currency translation adjust-ment	Remeasure-ments of defined benefit plans	Share acquisition rights	Total net assets
Balance at the beginning of current period	1,794	(0)	412	(122)	30	42,309
Changes during period
Dividends of surplus						(2,200)
Profit attributable to owners of parent						3,056
Purchase of treasury shares						(1)
Disposal of treasury shares						0
Exercise of share acquisition rights						638
Restricted stock payment						48
Changes in scope of consolidation						204
Transfer from retained earnings to capital surplus						—
Net changes in items other than shareholders’ equity	10	0	712	(51)	(2)	670
Total changes during period	10	0	712	(51)	(2)	2,416
Balance at end of period	1,805	0	1,124	(173)	28	44,725

Note:	The amounts mentioned show those whose fractions under the unit stated are rounded down.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

Notes to Consolidated Statements

1.	Important matters providing basis for preparation of consolidated financial statements
(1)	Matters regarding the scope of consolidation
(i)	Number of consolidated subsidiaries: 9

Name of consolidated subsidiaries

Ryoyo Semicon Corporation

StyleZ Corp.

RYOYO ELECTRO SINGAPORE PTE., LTD.

RYOYO ELECTRO HONG KONG LIMITED

Ryoyo Electro (Shanghai) Co., Ltd.

RYOYO ELECTRO INDIA PVT. LTD.

RYOYO ELECTRO (MALAYSIA) SDN. BHD.

RYOYO ELECTRO (THAILAND) CO., LTD.

Ryoyo Electro Taiwan Co., Ltd.

(ii)	Changes in the scope of consolidation

Ryoyo Electro Taiwan Co., Ltd., which was a non-consolidated subsidiary until the previous consolidated fiscal year, has become a consolidated subsidiary from the beginning of this consolidated fiscal year because of increased materiality.

(iii)	Name of non-consolidated subsidiaries

RYOYO ELECTRO USA, INC.

RYOYO SERVICE (THAILAND) CO., LTD.

RYOYO ELECTRO EUROPE GMBH

(iv)	Reason for exclusion of non-consolidated subsidiaries from the scope of consolidation

The non-consolidated subsidiaries are excluded from the scope of consolidation because they have no significant influence on consolidated financial statements with any respect to total assets, net sales, profit, retained earnings, etc.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

(2)	Matters regarding application of the equity method

The non-consolidated subsidiaries are evaluated through the cost method instead of the equity method because they have minor impact on consolidated profit, retained earnings, etc. and have no significance on the whole.

(3)	Matters regarding business year of consolidated subsidiaries

Among consolidated subsidiaries, RYOYO ELECTRO INDIA PVT. LTD. and StyleZ Corp. settle the accounts at the end of March. Therefore, their financial statements prepared based on provisional settlement of accounts as of the end of December are used for the preparation of consolidated financial statements.

Other overseas subsidiaries settle the accounts at the end of December, and their financial statements on said date are used for the preparation of consolidated financial statements.

In addition, the adjustment required for the consolidation is provided to significant transactions which occurred in relation to consolidated closing date.

(4)	Matters regarding accounting policies
(i)	Valuation standards and methods for important assets
a.	Available-for-sale securities

Other securities

a) Those other than securities, etc. without a market price

Market value method (evaluation differences are included directly in net assets, and costs of securities sold are calculated using the moving average method).

b) Securities, etc. without a market price

Cost method using moving average method.

As for investments in investment limited partnership and similar investment associations (as regarded as securities by Article 2, Paragraph 2 of Financial Instruments and Exchange Act), the Company books the net value of equity equivalents based on the latest available financial report of the association according to the financial closing date set forth in the partnership contract.

b.	Inventories

a) Merchandise and finished goods

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

Stated at cost method using moving average method (the balance sheet amount is calculated by writing down the book value of assets which decreased in profitability).

b) Work in process

Stated at cost method using the individual method (the balance sheet amount is calculated by writing down the book value of assets which decreased in profitability).

c.	Derivatives

Stated at market value.

(ii)	Depreciation methods for material depreciable assets
a.	Tangible fixed assets (excluding lease assets)

The Company and its domestic consolidated subsidiaries calculate depreciation using the declining-balance method, and consolidated subsidiaries outside of Japan calculate depreciation using the straight-line method.

In this regard, however, the straight-line method is applied to building fixtures obtained on and after April 1, 2016.

The main durable years are as follows:

Tools, furniture, and fixtures                                             3 - 15 years

Others                                                                                3 - 47 years

b.	Intangible fixed assets (excluding lease assets)

The straight-line method is applied.

In this regard, however, the straight-line method is applied to software used by the Company based on the inhouse usable period (five years).

c.	Lease assets

Regarding finance lease transactions that do not transfer ownership, the straight-line method is applied, where the respective durable years are their lease periods, setting the residual value to zero.

(iii)	Accounting standards for material allowances and provisions
a.	Allowance for doubtful accounts

To prepare for bad debt losses on trade receivables the estimated uncollectible amount is recorded based on the actual bad debt rate for general receivables and the separate likelihood of collection for specific receivables such as doubtful receivables.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

b.	Provision for bonuses

To prepare for the payment of employee bonuses, an estimated amount corresponding to the portion of the bonus payments in this fiscal year is accounted for.

(iv)	Methods of accounting procedures for retirement benefits
a.	Attribution method for projected retirement benefits

In the calculation of retirement benefit obligation, the method for allocating the estimated retirement benefits to each fiscal year till the end of this fiscal year is based on the benefit calculation method.

b.	Accounting method for actuarial differences and prior service cost

Prior service cost is amortized by the straight-line method over a period within the average remaining service years for employees (10 years) at the time of occurrence, and the amortized amount is expensed from the time of occurrence.

Actuarial differences are allocated by the straight-line method over a period within the average remaining service years for employees (10 years) at the time of occurrence, and they are expensed from the following year when incurred in each fiscal year.

c.	Accounting method for unrecognized actuarial differences and unrecognized prior service cost

With respect to accounting of actuarial differences and prior service costs that are yet to be recognized in profit or loss, they are recorded as remeasurements of defined benefit plans of accumulated other comprehensive income within net assets, after adjusting for tax effects.

The Company has the defined-contribution pension plans in addition to the defined-benefit pension plans.

(v)	Accounting standards for revenues and expenses

The Group’s main businesses are the Semiconductors/device Business, which is engaged in sales of semiconductors and electronic parts both at home and abroad, and the ICT/solutions Business, which is engaged in ICT solutions. The respective businesses sell their merchandise and finished goods and provide the relevant services.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

Regarding the sales of merchandise and finished goods, we identify delivering merchandise and finished goods that were purchased from suppliers to customers as our performance obligation. Revenues are recognized when merchandise and finished goods are delivered. In cases where the period from shipment to transfer of control of the merchandise and finished goods to the customer is of normal length, revenues are recognized at the time of shipment. As for providing installment and other services, we identify providing functions that are demanded by customers as our performance obligation. In principle, we judge our performance obligation as satisfied when service provision is completed, and recognize the revenue at the point of time.

Regarding transactions in which the Group serves as the agent for selling merchandise and finished goods or providing services, the revenue is recognized in the net amount of consideration to be received from customers, after deducting the costs payable to suppliers.

The consideration of transactions is received largely within one year after the performance obligation is satisfied, and no significant financing component is included.

(vi)	Method of material hedge accounting
a.	Method of hedge accounting

Deferral hedge processing is applied. In the meantime, the allocation processing is applied to certain forward exchange contracts that meet the requirements for the allocation processing.

b.	Hedge means and hedge targets

Hedge means: Forward exchange transactions

Hedge targets: Foreign currency denominated monetary claims/liabilities and foreign currency denominated planned transactions

c.	Hedging policy

The potential exchange risk of foreign currency denominated transactions is in principle hedged by using derivatives such as a forward exchange contract within the range of contract amount at the time of contract of the transactions (including planned transactions), in accordance with the Inhouse Foreign Currency Control Rules.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

d.	Evaluation method for the effectiveness of hedging

The accumulated amount of the hedging target’s market changes during the period from the start of hedging to the evaluation of its effectiveness and the accumulated amount of the hedging means’ market changes during the same period are compared and evaluated.

(vii)	Amortization method and amortization period for goodwill

Goodwill is evenly amortized over 10 years.

2.	Change in accounting policies

Application of accounting standards for revenue recognition

The Company has decided to apply the accounting standards including the ASBJ Statement No. 29, March 31, 2020 (hereafter referred to as “the Accounting Standard for Revenue Recognition”) from the beginning of this fiscal year, and to recognize revenue for transfer of goods or services promised to customers in an amount reflecting the expected consideration in return for those goods or services. Following this change, we have decided to recognize revenue in the net amount of consideration to be received from customers, after deducting the costs payable to suppliers in transactions in which the Company serves as the agent for providing goods or services, instead of in the gross amount as in the past.

The adoption of the Accounting Standard for Revenue Recognition, etc. is in accordance with the transitional treatment as stipulated in the proviso to Paragraph 84 of the Accounting Standard for Revenue Recognition. Accordingly, the cumulative impact from applying this new accounting policy to prior years before the beginning of this fiscal year has been reflected in retained earnings brought forward at the beginning of this fiscal year, and the new accounting policy has been adopted from the beginning of this fiscal year. In this regard, however, the Company has adopted the method as stipulated in Paragraph 86 of the Accounting Standard for Revenue Recognition, and thus the new accounting policy has not been applied to contracts in which most of revenues were recognized in accordance with the previous treatment before the beginning of this fiscal year.

In addition, the Company decided to indicate “Notes and accounts receivable-trade,” which were presented in Current assets on the Balance Sheet of previous fiscal year, including them in “Notes and accounts receivable-trade, and contract assets” from the fiscal year under review.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

As a result, net sales and cost of sales for this fiscal year decreased by 4,140 million yen, respectively, and there is no impact on profit before income taxes for this fiscal year. In addition, there is no impact on retained earnings brought forward at the beginning of this fiscal year.

3.	Change of presenting method

Application of accounting standards for market value calculation

The Company has applied the Accounting Standards for Market Value Calculation (Corporate Accounting Standards No. 30 of July 4, 2019; the “Market Value Calculation Accounting Standards”) and other standards since the beginning of this fiscal year. In accordance with the interim handling specified in Clause 19 of the Market Value Calculation Accounting Standards and Clause 44-2 of the Accounting Standards for Financial Instruments (Corporate Accounting Standards No. 10 of July 4, 2019), the Company decided to apply a new accounting policy as specified by the Market Value Calculation Accounting Standards, etc. over the future and to include notes on matters concerning a breakdown by level of the market values of financial instruments in the Notes on Financial Instruments.

Consolidated statements of income

Because Purchase discounts under Non-operating income that were independently stated in the previous fiscal year have become lower in monetary importance, they have been included in Other under Non-operating income in this fiscal year.

Because Charge expenses under Non-operating expenses that were independently stated in the previous fiscal year have become lower in monetary importance, they have been included in Other under Non-operating expenses in this fiscal year.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

4.	Notes on accounting estimates

Valuation of merchandise and finished goods

(1)	Amounts recorded in the consolidated financial statements for this fiscal year
This fiscal year (millions of yen)
(1) Merchandise and finished goods	23,623
(2) Merchandise and finished goods for which one year or more have passed since the purchase date	1,608
(3) Devalued book value based on (2) and individual sales potentials	413

(2)	Information about significant accounting estimates pertaining to identified items

The Ryoyo Group places orders according to orders and expected orders received and to be received from customers. Demand for goods related to Semiconductors & Devices and ICT & Solutions is influenced by rapid technological innovation and changes in the business environment. So there is a risk that merchandise and finished goods will accumulate.

When the net realizable values of merchandise and finished goods are below their book values, the Company devalues the year-end book values to those net realizable values. It also regularly devalues the book values of merchandise and finished goods for which one year or more have passed since the purchase date and for which no evidence exists relating to order sheets from buyers or buyers’ accepting stock of them (the “Accumulating Stock”) according to the policy decided based on the past sales performance or disposal performance and devalues the book values of merchandise and finished goods whose book values have not been devalued based on individual sales potentials.

The Company estimates sales potential taking into account the demand forecast, such as market trends, the most recent performance of sales to customers and the trend in orders received, a production schedule in the future, and expected orders received.

That estimate involves uncertainty. So if demand from customers falls sharply in quantity or Accumulating Stock increases, because of future changes in the market environment, there is a possibility that it will have a significant influence on the consolidated financial statements for the following fiscal year.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

5.	Notes on consolidated balance sheets

Accumulated depreciation of property, plant and equipment

¥861 million

6.	Notes on consolidated statements of income

Year-end inventories show the book values devalued because of decreased profitability, and the following loss from inventory revaluation is included in cost of sales.

¥286 million

7.	Notes on consolidated statements of changes in net assets
(1)	Matters concerning the total number of outstanding shares

(Thousand shares)

Class of shares	Number of shares at beginning of this fiscal year	Number of shares increased this fiscal year	Number of shares decreased this fiscal year	Number of shares at end of this fiscal year
Common shares	26,800	—	—	26,800

(2)	Matters concerning the number of treasury shares

(Thousand shares)

Class of shares	Number of shares at beginning of this fiscal year	Number of shares increased this fiscal year	Number of shares decreased this fiscal year	Number of shares at end of this fiscal year
Common shares	6,955	5	352	6,608

Notes:	1. The increase in the number of treasury shares is an increase from returns of payment based on shares with restriction on transfer, and purchase of shares less than one unit.
2.	The decrease in the number of treasury shares is a decrease from the exercise of stock options, payment of payment based on shares with restriction on transfer, and requests for additional purchase of shares less than one unit.
(3)	Matters concerning dividends of surplus
(i)	Amount of dividends paid
a.	Matters concerning dividends according to a resolution at the 62nd annual shareholders’ meeting held on April 26, 2022

・ The total amount of dividends: ¥1,190 million

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

・ The amount of dividend per share: ¥60

・ Record date: January 31, 2022

・ Effective date: April 27, 2022

b.	Matters concerning dividends according to a resolution at the board meeting held on August 31, 2022

・ The total amount of dividends: ¥1,009 million

・ The amount of dividend per share: ¥50

・ Record date: July 31, 2022

・ Effective date: October 3, 2022

(ii)	Of dividends whose record date is included in this fiscal year, those whose effective date is included in the following fiscal year

They will be discussed as follows at the 63rd annual shareholders’ meeting to be held on April 26, 2023.

Moreover, the Company is to allot retained earnings to the dividend payment fund.

・ The total amount of dividends: ¥1,211 million

・ The amount of dividend per share: ¥60

・ Record date: January 31, 2023

・ Effective date: April 27, 2023

(4)	Matters concerning stock options on the last day of this fiscal year
3rd stock options
Class of shares underlying	Common shares
Number of shares underlying	30,000
Number of stock options	300
Balance of stock options	¥28,620,000

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

8.	Notes on financial instruments
(1)	Matters concerning the state of financial instruments
(i)	Policy on working on financial instruments

The Ryoyo Group raises necessary funds mainly through bank borrowing according to its fund operation and funding plan. Moreover, the Group basically operates funds as highly safe financial assets. The Group makes it its principle to limit derivatives to exchange forward contract transactions to avoid the risk of future foreign exchange fluctuations pertaining to foreign currency transactions and not to carry out speculative transactions.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

(ii)	Details of financial instruments and their risks as well as risk management systems

Bill receivable, accounts receivable and contract assets which are trade receivables as well as electronically recorded monetary claims are exposed to customers’ credit risk. Regarding the credit risk, in accordance with its internal rules, the Group sets a credit limit for each business connection and manages dates and balances as well as has established a system of regularly ascertaining the state of credit to early understand and reduce concerns about collection because of deteriorated financial situation. Moreover, foreign currency trade receivables are exposed to the risk of foreign exchange fluctuations. The Group hedges against that risk using forward exchange contracts regarding a position netted mainly with foreign currency trade receivables.

Investments in securities mainly include bonds, investment trusts, and the shares of companies with which it has business relations, which are exposed to the risk of market price fluctuations. We report to the board of directors their market values, which we assess regularly.

The due dates of bills payable and accounts payable, which are trade payables as well as income taxes payable, will come within one year. Moreover, foreign currency trade payables are exposed to the risk of foreign exchange fluctuations. The Group hedges against that risk using forward exchange contracts regarding a position netted mainly with foreign currency trade receivables.

Derivative transactions include forward exchange contract transactions for the purpose of hedging transactions against the risk of foreign exchange fluctuations, which pertains to foreign currency trade receivables and trade payables. Moreover, the hedge accounting method, means of hedging and hedge targets, the hedging policy, and the evaluating method for the effectiveness of hedging are stated in Important Hedge Accounting Method under Matters concerning Accounting Policies as mentioned above.

The Group uses borrowings mainly as working funds. Departments in charge make and update a financing plan timely and manage liquidity risk by maintaining liquidity on hand.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

Trade payables and income taxes payable are exposed to liquidity risk, and the Group considers that they can be covered sufficiently by cash and deposits which it holds.

(iii)	Supplementary explanation for matters concerning the market values of financial instruments

The market values of financial instruments include values calculated reasonably, if there is no market value, in addition to values based on market values. Because variable factors are included in calculating those values, the values may fluctuate by adopting a different precondition, etc.

(2)	Matters concerning the market values of financial instruments

The amounts and market values, as well as differences between them that are recorded in the consolidated balance sheets on January 31, 2023, are as follows.

Moreover, shares, etc. without a market price are not included in the following table (please see Note 1). In addition, a note on cash is omitted. Because Deposits, Notes, accounts receivable - trade, and contract assets, Electronically recorded monetary claims - operating, Notes and accounts payable - trade, Income taxes payable, and Short-term borrowings are settled in a short period, their market values are close to their book values. So notes on them are omitted.

	Amount recorded in consolidated balance sheets (millions of yen)	Market value (millions of yen)	Difference (millions of yen)
(1) Investments in securities
Other securities	4,947	4,947	—
(2) Derivative transactions (*1)	347	347	—

(*1)	Net credits and debts created by derivative transactions are shown in net amounts, and a figure for an item whose net debt is shown in total is put in parentheses.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

Note 1. Shares, etc. without a market price

Category	Amount recorded in consolidated balance sheets (millions of yen)
Unlisted stocks	305
Investments in investment limited partnerships	152
Total	458

The above shares, etc. without a market price are not included in (1) (Investments in securities).

Note 2. Expected amount of repayment of monetary claims and securities with a maturity after the closing date

	Within 1 year (millions of yen)	Over 1 year and within 5 years (millions of yen)	Over 5 years and within 10 years (millions of yen)	Over 10 years (millions of yen)
Notes	259	—	—	—
Electronically recorded monetary claims - operating	3,886	—	—	—
Accounts receivable - trade	30,706	—	—	—
Total	34,852	—	—	—

Note 3. Expected amount of repayment of borrowings after the closing date

	Within 1 year (millions of yen)	Over 1 year and within 2 years (millions of yen)	Over 2 years and within 3 years (millions of yen)	Over 3 years and within 4 years (millions of yen)	Over 4 years and within 5 years (millions of yen)	Over 5 years (millions of yen)
Short-term borrowings	25,817	—	—	—	—	—
Total	25,817	—	—	—	—	—

(3)	Matters concerning the breakdown by level of the market values of financial instruments

The Group classifies the market values of financial instruments into the following three levels according to the observability and the importance of inputs pertaining to market value calculation.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

Market value level 1: A market value calculated by using a market price of assets or liabilities for which that market value is calculated and which is formed in an active market, of observable inputs pertaining to calculation of the market value

Market value level 2: A market value calculated by using an input pertaining to market value calculation other than the input at the level 1, of observable inputs pertaining to calculation of the market value

Market value level 3: A market value calculated by using an unobservable input pertaining to market value calculation

When the Group uses several inputs which have a significant influence on market value calculation, it classifies the market value in the lowest level of the order of priority in calculating market values, of levels in which those inputs are included respectively.

(i)	Financial instruments recorded in consolidated balance sheets at their market values

Category	Market value (millions of yen)
	Level 1	Level 2	Level 3	Total
Investment securities
Other securities
Shares	4,374	–	–	4,374
Derivative transactions
Currency relations	–	372	–	372
Total assets	4,374	372	–	4,746
Derivative transactions
Currency relations	–	24	–	24
Total liabilities	–	24	–	24

Note:	The market values of investment trusts are not included in the above. The amount of investment trusts that is recorded in the consolidated balance sheets is 573 million yen.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

(ii)	Financial instruments other than those recorded in consolidated balance sheets at their market values

Not applicable.

Note:	Explanation of the technique for valuation that is used in calculating market values and inputs pertaining to market value calculation

Investment securities

The Group values listed stocks using market prices. Because listed stocks are traded in active markets, the Group classifies their market values in Market Value Level 1.

Derivative transactions

The Group calculates market values for derivative transactions based on prices, etc. presented by its financial institutions and classifies the market values in Market Value Level 2.

9.	Notes on revenue recognition
(1)	Information about resolved revenues from agreements with customers

(Millions of yen)

	Reporting segment
	Japan	Asia	Total
By item
Semiconductors & Devices	34,445	44,705	79,151
ICT & Solutions	50,498	262	50,760
Revenues from agreements with customers	84,944	44,967	129,912
Other revenues	—	—	—
Net sales to outside customers	84,944	44,967	129,912

(2)	Basic information to understand revenues from agreements with customers

The same content as that of basic information to understand revenues from agreements with customers is mentioned in Section 1 (Important basic matters in drawing up consolidated financial statements), (4) (Matters concerning accounting policies), (v) (Accounting standards for revenues and expenses). So notes on it are omitted.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

(3)	Information to understand the amount of revenues in and after this fiscal year and the following fiscal year
(i)	Balances of contract assets and contract liabilities

Contract assets are unclaimed claims pertaining to the sale of goods whose revenues the Group has recognized before inspection and acceptance by a customer in selling the goods. Contract liabilities are advances received from customers in the Semiconductor & Device Business and the ICT & Solution Business.

The balances of claims as well as contract assets and contract liabilities from agreements with customers in the Ryoyo Group at the beginning and the end of this fiscal year are as follows. Moreover, in the consolidated balance sheets, claims and contract assets are recorded in Notes and accounts receivable - trade, and contract assets, and Electronically recorded monetary claims - operating and contract liabilities in Other current liabilities.

	This fiscal year (millions of yen)
	Balance at beginning of year	Balance at end of year
Claims from agreements with customers	32,158	34,852
Contract assets	—	—
Contract liabilities	183	210

(ii)	Transaction prices allocated to remaining performance obligations

The Ryoyo Group has applied practical expedient means to notes on transaction prices allocated to remaining performance obligations. So agreements whose term is within one year as expected from the beginning are not included in the notes.

The total amount of transaction prices allocated to remaining performance obligations and the period in which revenues are expected to be recognized are as follows.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

This fiscal year (millions of yen)
Within 1 year	49
Over 1 year and within 2 years	34
Over 2 years	46
Total	131

10.	Notes on information per share
(1)	Net assets per share ¥2,213.65
(2)	Net income per share ¥151.45
(3)	Diluted net income per share ¥151.22
11.	Notes on important events after reporting period

Acquisition of shares of Ryosan Company, Limited

The Company resolved to acquire some of the shares of Ryosan Company, Limited at the board meeting held on February 7, 2023, entered into a share transfer agreement with Silchester International Investors LLP, and acquired the shares on February 9, 2023 as follows.

Number of shares acquired, acquisition price and state of shares held before and after acquisition

(1) Number of shares held before acquisition	0	(Number of voting rights: 0)
		(Proportion of voting rights held: –)
(2) Number of shares acquired	4,384,700	(Number of voting rights: 43,847)
		(Proportion of voting rights held: 18.71%)
(3) Acquisition price	¥15,784 million (*)
(4) Number of shares held after acquisition	4,384,700	(Number of voting rights: 43,847)
		(Proportion of voting rights held: 18.71%)

*	The Company fixed the acquisition price referring to the result of the share value calculation by an independent third party calculating organization and considers it fair and appropriate.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

Borrowing of important funds

The Company borrowed funds as follows as part of funds for acquisition of the shares of Ryosan Company, Limited according to a resolution at the board meeting held on February 7, 2023.

(1) Banks	MUFG Bank, Ltd.
Sumitomo Mitsui Banking Corporation
(2) Amount of borrowings	¥6,000 million
(3) Borrowing date	February 8, 2023
(4) Term of repayment	April 30, 2024
(5) Borrowing rate	TIBOR + 1.0%
(6) Security	No security

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

Financial Statements

Balance Sheets (as of January 31, 2023)

(Millions of yen)

Account title	Amount	Account title	Amount
(Assets)		(Liabilities)
Current assets	64,337	Current liabilities	35,808
Cash and deposits	15,219	Accounts payable - trade	11,502
Notes	242	Short-term borrowings	21,500
Electronically recorded monetary claims - operating	3,886	Accounts payable	66
Accounts receivable - trade	25,326	Income taxes payable	1,267
Operating accounts receivable	120	Consumption tax payable	121
Merchandise and finished goods	18,385	Accrued expenses	487
Accounts receivable	364	Deposits received	72
Other	792	Provision for bonuses	705
Non-current assets	12,003	Other	84
Property, plant and equipment	178	Non-current liabilities	803
Buildings	47	Deferred tax liabilities	732
Machinery and equipment	64	Other	71
Tools, furniture and fixtures, net	53	Total liabilities	36,612
Land	5	(Net assets)
Construction in progress	7	Shareholders’ equity	37,895
Intangible assets	389	Share capital	13,672
Software	326	Capital surplus	13,336
Software suspense account	50	Legal capital surplus	13,336

Other	12	Retained earnings	27,955
Investments and other assets	11,435	Legal retained earnings	1,290
Investment securities	5,308	Other retained earnings	26,665
Shares of associated companies	3,464	Retained earnings brought forward	26,665
Long-term loans	228	Treasury shares	(17,068)
Prepaid pension costs	1,667	Valuation/translation difference	1,805
Guarantee deposits	458	Valuation difference on available-for-sale securities	1,805
Other	449	Deferred gains or losses on hedges	0
Allowance for doubtful accounts	(141)	Stock options	28
		Total net assets	39,729
Total assets	76,341	Total liabilities and net assets	76,341

Note:	The amounts mentioned show those whose fractions under the unit stated are rounded down.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

Statements of Income (From February 1, 2022 to January 31, 2023)

(Millions of yen)

Account title	Amount
Net sales	94,297
Cost of sales	82,910
Gross profit	11,387
Selling, general and administrative expenses	7,889
Operating profit	3,498
Non-operating income	143
Interest income	9
Dividend income	113
Gain on investments in investment partnerships	6
Other	13
Non-operating expenses	377
Interest expenses	60
Foreign exchange losses	256
Cost of issuing stock options	1
Provision of allowance for doubtful accounts	50
Other	7
Ordinary profit	3,264
Extraordinary losses	105
Loss on valuation of investment securities	105
Profit before income taxes	3,159
Income taxes - current	1,276
Income taxes - deferred	(185)
Profit	2,068

Note:	The amounts mentioned show those whose fractions under the unit stated are rounded down.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

Statements of Changes in Net Assets (From February 1, 2022 to January 31, 2023)

(Millions of yen)

	Shareholders’ equity
		Capital surplus		Retained earnings
	Share capital	Legal capital surplus	Other capital surplus	Legal retained earnings	Other retained earnings
Retained earnings brought forward
Balance on Feb. 1, 2022	13,672	13,336	—	1,290	27,021
Changes during fiscal year
Dividends of surplus					(2,200)
Profit					2,068
Purchase of treasury shares
Disposal of treasury shares			(0)
Exercise of stock options			(210)
Restricted stock payment			(13)
Transfer from retained earnings to capital surplus			224		(224)
Net changes in items other than shareholders’ equity
Total changes during fiscal year	—	—	—	—	(356)

Balance on Jan. 31, 2023	13,672	13,336	—	1,290	26,665

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

(Millions of yen)

	Shareholders’ equity		Valuation/translation difference
	Treasury shares	Total share-holders’ equity	Valuation difference on available-for-sale securities	Deferred gains or losses on hedges	Stock options	Total net assets
Balance on Feb. 1, 2022	(17,978)	37,341	1,794	(0)	30	39,166
Changes during fiscal year
Dividends of surplus		(2,200)				(2,200)
Profit		2,068				2,068
Purchase of treasury shares	(1)	(1)				(1)
Disposal of treasury shares	0	0				0
Exercise of stock options	848	638				638
Restricted stock payment	62	48				48
Transfer from retained earnings to capital surplus		—				—
Net changes in items other than shareholders’ equity		—	10	0	(2)	9
Total changes during fiscal year	909	553	10	0	(2)	562
Balance on Jan. 31, 2023	(17,068)	37,895	1,805	0	28	39,729

Note:	The amounts mentioned show those whose fractions under the unit stated are rounded down.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

Notes on unconsolidated financial statements

1.	Important accounting policies
(1)	Evaluation standards and methods for securities
(i)	Shares of subsidiaries and associates

Cost method using moving average method.

(ii)	Other securities
a.	Those other than securities, etc. without a market price

Market value method (evaluation differences are included directly in net assets and costs of securities sold are calculated using the moving average method).

b.	Securities, etc. without a market price

Cost method using moving average method.

As for investments in investment limited partnerships and similar investment associations (regarded as securities by Article 2, Paragraph 2 of Financial Instruments and Exchange Act), the Company books the net value of equity equivalents based on the latest available financial report of the association according to the financial closing date set forth in the partnership contract.

(2)	Evaluation standards and methods for inventories

Cost method using moving average method of merchandise and finished goods (the balance sheet amount is calculated by writing down the book value of assets which decreased in profitability).

(3)	Evaluation standards and methods for derivatives

Derivative market value method.

(4)	Depreciation methods for fixed assets
(i)	Tangible fixed assets (excluding lease assets)

Declining balance method.

In this regard, however, the straight-line method is applied to building fixtures obtained on and after April 1, 2016.

The main durable years are as follows:

Buildings                                     3 - 47 years

Machinery and equipment          3 - 10 years

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

Tools, furniture and fixtures       4 - 15 years

(ii)	Intangible fixed assets (excluding lease assets)

Straight-line method.

In this regard, however, the straight-line method is applied to software used by the Company based on the inhouse usable period (five years).

(iii)	Lease assets

Regarding finance lease transactions that do not transfer ownership, the straight-line method is applied, where the respective durable years are their lease periods, setting the residual value to zero.

(5)	Accounting standards for allowances and provisions
(i)	Allowance for doubtful accounts

To prepare for bad debt losses on trade receivables, the estimated uncollectible amount is recorded based on the actual bad debt rate for general receivables and the separate likelihood of collection for specific receivables such as doubtful receivables.

(ii)	Provision for bonuses

To prepare for the payment of employee bonuses, an estimated amount corresponding to the portion of the bonus payments in this fiscal year is included.

(iii)	Provision for retirement benefits

In the calculation of retirement benefit obligation, the method for allocating the estimated retirement benefits to each fiscal year till the end of this fiscal year is based on the benefit calculation method. To prepare for the payment of employee retirement benefits, the amount deemed to have arisen within this fiscal year was recorded on the basis of balance of retirement benefit obligation and pension assets at the end of this fiscal year.

Prior service cost is amortized by the straight-line method over a period within the average remaining service years for employees (10 years) at the time of occurrence, and the amortized amount is expensed from the time of occurrence.

Actuarial differences are allocated by the straight-line method over a period within the average remaining service years for employees (10 years) at the time of occurrence, and they are expensed from the following year when incurred in each fiscal year.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

The accounting treatment of unrecognized actuarial differences related to retirement benefits and unrecognized prior service cost differs from that in consolidated financial statements.

(6)	Accounting standards for revenues and expenses

The Company’s main businesses are Semiconductors & Device Business, which is engaged in sales of semiconductors and electronic parts both at home and abroad, and ICT & Solutions Business, which is engaged in ICT solutions. The respective businesses sell their merchandise and finished goods and provide the relevant services.

Regarding the sales of merchandise and finished goods, we identify delivering merchandise and finished goods that were purchased from suppliers to customers as our performance obligation. Revenues are recognized when merchandise and finished goods are delivered. In cases where the period from shipment to transfer of control of the merchandise and finished goods to the customer is of normal length, revenues are recognized at the time of shipment. As for providing installment and other services, we identify providing functions that are demanded by customers as our performance obligation. In principle, we judge our performance obligation as satisfied when service provision is completed and recognize the revenue at the point of time.

Regarding transactions in which the Company serves as the agent for selling merchandise and finished goods or providing services, the revenue is recognized in the net amount of consideration to be received from customers, after deducting the costs payable to suppliers.

The consideration of transactions is received largely within one year after the performance obligation is satisfied, and no significant financing component is included.

(7)	Method of hedge accounting
(i)	Method of hedge accounting

Deferral hedge processing. In the meantime, the allocation processing is applied to certain forward exchange contracts that meet the requirements for the allocation processing.

(ii)	Hedge means and hedge targets

Hedge means: Forward exchange transactions

Hedge targets: Foreign currency denominated monetary claims/liabilities and foreign currency denominated planned transactions

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

(iii)	Hedging policy

The potential exchange risk of foreign currency denominated transactions is in principle hedged by using derivatives such as a forward exchange contract within the range of contract amount at the time of contract of the transactions (including planned transactions), in accordance with the Inhouse Foreign Currency Control Rules.

(iv)	Evaluation method for the effectiveness of hedging

The accumulated amount of the hedging target’s market changes during the period from the start of hedging to the evaluation of its effectiveness and the accumulated amount of the hedging means’ market changes during the same period are compared and evaluated.

2.	Change in accounting policies

Application of accounting standards for revenue recognition

The Company has decided to apply the accounting standards including the ASBJ Statement No. 29, March 31, 2020 (hereafter referred to as “the Accounting Standard for Revenue Recognition”) from the beginning of this fiscal year, and to recognize revenue for transfer of goods or services promised to customers in an amount reflecting the expected consideration in return for those goods or services. Following this change, we have decided to recognize revenue in the net amount of consideration to be received from customers, after deducting the costs payable to suppliers in transactions in which the Company serves as the agent for providing goods or services, instead of in the gross amount as in the past.

The adoption of the Accounting Standard for Revenue Recognition, etc. is in accordance with the transitional treatment as stipulated in the proviso to Paragraph 84 of the Accounting Standard for Revenue Recognition. Accordingly, the cumulative impact from applying this new accounting policy to prior years before the beginning of this fiscal year has been reflected in retained earnings brought forward at the beginning of this fiscal year, and then the new accounting policy has been adopted from the beginning of this fiscal year. In this regard, however, the Company has adopted the method as stipulated in Paragraph 86 of the Accounting Standard for Revenue Recognition, and thus the new accounting policy has not been applied to contracts in which most revenues were recognized in accordance with the previous treatment before the beginning of this fiscal year.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

As a result, net sales and cost of sales for this fiscal year decreased by 4,140 million yen, respectively, and there is no impact on profit before income taxes for this fiscal year. In addition, there is no impact on retained earnings brought forward at the beginning of this fiscal year.

3.	Change of presenting method

Consolidated statements of income

Because Interest on Securities under Non-operating Income which was independently stated in the previous financial year has become lower in monetary importance, they have been included in Other under Non-operating Income in this fiscal year.

Because Purchase Discounts under Non-operating Income which was independently stated in the previous financial year has become lower in monetary importance, they have been included in Other under Non-operating Income in this fiscal year.

4.	Notes on accounting estimates

Estimation of merchandise and finished goods

(1)	Amount reported in financial statements for this fiscal year
Year ended January 31, 2023 (Millions of Yen)
(1) Merchandise and finished goods	18,385
(2) Merchandise and finished goods for which one year or more have passed since the purchase date	1,461
(3) Devalued book value based on (2) and individual sales potential	386

(2)	Information about significant accounting estimates pertaining to identified items

Information about significant accounting estimates pertaining to identified items is included in 4. Notes on accounting estimates of Notes on Consolidated Financial Statements. Accordingly, the note is omitted.

5.	Notes on balance sheet
(1)	Accumulated depreciation of property, plant and equipment

¥614 million

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

(2)	Guarantee liabilities

(i)	The Company has guaranteed the following subsidiary’s trade payables to suppliers.
Guarantee	Amount
RYOYO ELECTRO HONG KONG LIMITED	¥893 million

(ii)	The Company has guaranteed the following subsidiaries’ borrowings from financial institutions.
Guarantee	Amount
RYOYO ELECTRO HONG KONG LIMITED	¥3,528 million
RYOYO ELECTRO INDIA PVT. LTD.	¥17 million

(3)	Monetary claims/liabilities on/from associated companies

Short-term monetary claims      ¥4,019 million

Long-term monetary claims          ¥222 million

Short-term monetary liabilities  ¥1,490 million

6.	Notes on statements of income
(1)	Transactions with associated companies

Net sales                                    ¥10,964 million

Purchases                                   ¥10,497 million

Selling, general and administrative expenses ¥13 million

Transactions other than business deals ¥4 million

(2)	Year-end inventory shows the book value devalued because of profitability fallen, and the following amount of losses from inventory valuation is included in cost of sales.

¥269 million

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

7.	Notes on statements of changes in net assets

Matters concerning the number of own shares

(Unit: Thousand shares)

Class of shares	No of shares at the beginning of year ended Jan. 31, 2023	No. of increased shares during the term	No. of decreased shares during the term	No of shares at the end of year ended Jan. 31, 2023
Common shares	6,955	5	352	6,608
Notes:	1. The increase in the number of own shares is an increase from returns of payment based on shares with restriction on transfer, and purchase of shares less than one unit.
2.	The decrease in the number of own shares is a decrease from the exercising of share options, payment of payment based on shares with restriction on transfer, and requests for additional purchase of shares less than one unit.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

8.	Notes on tax effect accounting
(1)	Deferred tax assets and deferred tax liabilities by major cause

(Millions of Yen)

Deferred tax assets
Provision for retirement benefits	231
Provision for bonuses	216
Shares of associated companies	141
Merchandise and finished goods	130
Business taxes payable	81
Investments in securities	78
Allowance for doubtful accounts	43
Accrued expenses	36
Share-based compensation expenses	36
Intangible fixed assets	29
Long-term other accounts payable	18
Others	18
Deferred tax assets - Subtotal	1,061
Valuation allowance	(273)
Deferred tax assets - Total	788
Deferred tax liabilities
Valuation difference on other securities	(787)
Prepaid pension costs	(504)
Gain on contribution of securities to retirement benefit trust	(228)
Others	(0)
Deferred tax liabilities - Total	(1,520)
Net amount of deferred tax assets/(liabilities)	(732)

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

(2)	Differences between the statutory effective tax rate and the actual effective tax rate by major cause item
Statutory effective tax rate	30.62%
(Adjustments)
Items that are not permanently included in deductible expenses, such as entertainment expenses	2.25%
Items that are not permanently included in taxable income, such as dividends received	(0.24)%
Inhabitant and other taxes on per capita basis	0.51%
Valuation allowance	1.07%
Others	0.31%
Actual effective tax rate after the adoption of tax effect accounting	34.52%

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

9.	Notes on transactions with related parties

Subsidiaries, etc.

Attribution	Name of company, etc.	Capital or money invested	Business details or occupation	Ownership (owned) rate of voting rights, etc. (%)	Details of relations
					Concurrent officer positions, etc.	Business relations
(Subsidiary)	RYOYO ELECTRO HONG KONG LIMITED	HK$30,300 thousand	Semiconductors & devices ICT & solutions	Direct ownership 100%	1 person	Mutually supplying some of the Company’s selling merchandise
(Subsidiary)	Ryoyo Electro (Shanghai) Co., Ltd. (Subsidiary)	RMB 58,301 thousand	Semiconductors & devices ICT & solutions	Direct ownership 100%	1 person	Mutually supplying some of the Company’s selling merchandise

Attribution	Details of transactions	Amount of transactions (Millions of Yen)	Account item	Balance at end of year (Millions of Yen)
(Subsidiary)	Sales of merchandise	7,248	Accounts receivable - trade	2,805
	Purchase of merchandise	2,375	Accounts payable - trade	1,004
	Guarantee of borrowings from financial institutions (Note 3)	3,528	—	—
	Liabilities to the suppliers’ trade payables Guarantee (Note 4)	893	—	—
(Subsidiary)	Sales of merchandise	2,074	Accounts receivable - trade	841
(Notes)	Transaction conditions and policies for determining the conditions, etc.
1.	Amount of transactions does not include consumption taxes.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

2.	Sales prices are determined in light of prevailing market trends and after discussions with the relevant subsidiaries.
3.	The Company has guaranteed the borrowings from financial institutions. It does not receive guarantee fees and other fees associated with its guarantee of the liabilities.
4.	The Company has guaranteed the suppliers’ trade payables. It does not receive guarantee fees and other fees associated with its guarantee of the liabilities.
10.	Notes on revenue recognition

Basic information to understand revenue from contracts with customers is included in 9. Notes on revenue recognition of Notes on Consolidated Financial Statements. Accordingly, the note is omitted.

11.	Notes on per share information
(1)	Net assets per share ¥1,966.22
(2)	Net income per share ¥102.51
(3)	Diluted net income per share ¥102.36
12.	Notes on important events after reporting period

Notes on important events after reporting period is included in 11. Notes on important events after reporting period of Notes on Consolidated Financial Statements. Accordingly, the note is omitted.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

Audit Report

Audit Report on the Consolidated Financial Statements (Translation)

Independent Auditor’s Report

March 7, 2023

To the Board of Directors of Ryoyo Electro Corporation

Seiyo Audit Corporation
Minato-ku, Tokyo

Toshiya Nakaichi
Certified Public Accountant
Designated Partner and
Engagement Partner

Masatoshi Nakamura
Certified Public Accountant
Designated Partner and
Engagement Partner

Naoto Nakayama
Certified Public Accountant
Designated Partner and
Engagement Partner

Audit Opinion

Pursuant to Article 444, paragraph (4) of the Companies Act, we have audited the consolidated financial statements of Ryoyo Electro Corporation, which comprise the consolidated balance sheets, the consolidated statement of income, the consolidated statement of changes in net assets and the notes to the consolidated financial statements applicable to the fiscal year from February 1, 2022 through January 31, 2023.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position and results of operations of the corporate group, which consisted of Ryoyo Electro Corporation and its consolidated subsidiaries, applicable to the fiscal year ended January 31, 2023 in accordance with accounting principles generally accepted in Japan.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

Basis for Audit Opinion

We conducted our audit in accordance with auditing standards generally accepted in Japan. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Consolidated Financial Statements section of our report. We are independent of the Company and its consolidated subsidiaries in accordance with the ethical requirements that are relevant to our audit of the consolidated financial statements in Japan, and we have fulfilled other ethical responsibilities as auditors. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

Other Information

The other information comprises the business report and its supplementary schedules. Management is responsible for the preparation and presentation of the other information. Audit & Supervisory Board Members and the Audit & Supervisory Board are responsible for overseeing the Directors’ performance of their duties with regard to the design, implementation, and maintenance of the reporting process for the other information.

Our opinion on the consolidated financial statements does not cover the other information, and we do not express an opinion on the other information.

In connection with our audit of the consolidated financial statements, our responsibility is to read the other information and, in doing so, consider whether the other information is materially inconsistent with the consolidated financial statements or our knowledge obtained in the audit, or otherwise appears to be materially misstated.

If, based on the work we have performed, we conclude that there is a material misstatement of this other information, we are required to report that fact.

There are no matters to report regarding the other information.

Responsibilities of Management, Audit & Supervisory Board Members and the Audit & Supervisory Board for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in Japan. This includes the maintenance and operation of internal control deemed necessary by management for the preparation and fair presentation of the consolidated financial statements that are free from material misstatement, whether due to fraud or error.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

In preparing the consolidated financial statements, management is responsible for assessing whether it is appropriate to prepare the consolidated financial statements with the assumption of a going concern, and in accordance with accounting principles generally accepted in Japan, for disclosing, as necessary, matters related to going concern.

Audit & Supervisory Board Members and the Audit & Supervisory Board are responsible for overseeing the Directors’ performance of duties within the maintenance and operation of the financial reporting process.

Auditor’s Responsibilities for the Audit of the Consolidated Financial Statements

Our responsibilities are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that expresses our opinion on the consolidated financial statements based on our audit from an independent point of view. Misstatements can arise from fraud or error and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the decisions of users of these consolidated financial statements.

In accordance with auditing standards generally accepted in Japan, we exercise professional judgment and maintain professional skepticism throughout the audit process to perform the following:

・	Identifying and assessing the risks of material misstatement, whether due to fraud or error, and designing and performing audit procedures responsive to those risks. Selecting audit procedures to be applied is at the discretion of the auditor. Obtaining audit evidence that is sufficient and appropriate to provide a basis for our opinion.
・	When auditing the consolidated financial statements, obtaining an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances in making risk assessments, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control.
・	Evaluating the appropriateness of accounting policies used by management and their method of application, as well as the reasonableness of accounting estimates made by management and related notes thereto.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

・	Concluding on the appropriateness of preparing the consolidated financial statements with the assumption of a going concern by management, and based on the audit evidence obtained, whether a material uncertainty exists related to events or conditions that may cast significant doubt on the Company’s ability to continue as a going concern. If we conclude that a material uncertainty related to the assumption of a going concern exists, we are required to draw attention in our auditor’s report to the notes to the consolidated financial statements or, if the notes to the consolidated financial statements on material uncertainty are inadequate, to express a qualified opinion with exceptions on the consolidated financial statements. Our conclusions are based on the audit evidence obtained up to the date of our auditor’s report. However, future events or conditions may cause the Company to cease to continue as a going concern.
・	Evaluating whether the presentation of the consolidated financial statements and notes to the consolidated financial statements are in accordance with accounting standards generally accepted in Japan, as well as evaluate the presentation, structure, and content of the consolidated financial statements, including the related notes thereto, and whether the consolidated financial statements fairly present the underlying transactions and accounting events.
・	Obtaining sufficient and appropriate audit evidence regarding the financial information of the Company and its consolidated subsidiaries to express an opinion on the consolidated financial statements.

We are responsible for the direction, supervision and performance of the audit of the consolidated financial statements. We remain solely responsible for our audit opinion.

We report to the Audit & Supervisory Board Members and the Audit & Supervisory Board regarding, among other matters, the planned scope and timing of the audit and significant audit findings, including any significant deficiencies in internal control that we identify during our audit process, and other matters required by auditing standards.

We also provide the Audit & Supervisory Board Members and the Audit & Supervisory Board with a statement that we have complied with relevant ethical requirements in Japan regarding independence, and will communicate with them all relationships and other matters that may reasonably be deemed to bear on our independence, and where applicable, related safeguards in order to eliminate or reduce obstruction factors.

Conflicts of Interest

We or engagement partners have no interests in the Company and its consolidated subsidiaries, which should be stated in compliance with the Certified Public Accountants Act.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

Audit Report on the Non-consolidated Financial Statements (Translation)

Independent Auditor’s Report

March 7, 2023

To the Board of Directors of Ryoyo Electro Corporation

Seiyo Audit Corporation
Minato-ku, Tokyo

Toshiya Nakaichi
Certified Public Accountant
Designated Partner and
Engagement Partner

Masatoshi Nakamura
Certified Public Accountant
Designated Partner and
Engagement Partner

Naoto Nakayama
Certified Public Accountant
Designated Partner and Engagement Partner

Audit Opinion

Pursuant to Article 436, paragraph (2), item (1) of the Companies Act, we have audited the non-consolidated financial statements of Ryoyo Electro Corporation, which comprise the non-consolidated balance sheets, the non-consolidated statement of income, the non-consolidated statement of changes in net assets, the notes to the non-consolidated financial statements and the supplementary schedules (hereinafter referred to as the non-consolidated financial statements, etc.) applicable to the 63rd term from February 1, 2022 through January 31, 2023.

In our opinion, the non-consolidated financial statements, etc. referred to above present fairly, in all material respects, the financial position and results of operations of the Ryoyo Electro Corporation applicable to the fiscal year ended January 31, 2023 in accordance with accounting principles generally accepted in Japan.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

Basis for Audit Opinion

We conducted our audit in accordance with auditing standards generally accepted in Japan. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Non-consolidated Financial Statements, etc. section of our report. We are independent of the Company in accordance with the ethical requirements that are relevant to our audit of the non-consolidated financial statements, etc. in Japan, and we have fulfilled our ethical responsibilities in accordance with these requirements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

Other Information

The other information comprises the business report and its supplementary schedules. Management is responsible for the preparation and presentation of the other information. Audit & Supervisory Board Members and the Audit & Supervisory Board are responsible for overseeing the Directors’ performance of their duties with regard to the design, implementation, and maintenance of the reporting process for the other information.

Our opinion on the non-consolidated financial statements, etc. does not cover the other information and we do not express an opinion on the other information.

In connection with our audit of the non-consolidated financial statements, etc., our responsibility is to read the other information and, in doing so, consider whether the other information is materially inconsistent with the non-consolidated financial statements, etc. or our knowledge obtained in the audit, or otherwise appears to be materially misstated.

If, based on the work we have performed, we conclude that there is a material misstatement of this other information, we are required to report that fact.

There are no matters to report regarding the other information.

Responsibilities of Management, Audit & Supervisory Board Members and the Audit & Supervisory Board for the Non-Consolidated Financial Statements, etc.

Management is responsible for the preparation and fair presentation of the non-consolidated financial statements, etc. in accordance with accounting principles generally accepted in Japan. This includes the maintenance and operation of internal control deemed necessary by management for the preparation and fair presentation of the non-consolidated financial statements, etc. that are free from material misstatement, whether due to fraud or error.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

In preparing the non-consolidated financial statements, etc., management is responsible for assessing whether it is appropriate to prepare the non-consolidated financial statements, etc., with the assumption of a going concern, and in accordance with accounting principles generally accepted in Japan, for disclosing, as necessary, matters related to going concern.

Audit & Supervisory Board Members and the Audit & Supervisory Board are responsible for overseeing the Directors’ performance of duties within the maintenance and operation of the financial reporting process.

Auditor’s Responsibilities for the Audit of the Non-Consolidated Financial Statements, etc.

Our responsibilities are to obtain reasonable assurance about whether the non-consolidated financial statements, etc. as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that expresses our opinion on the non-consolidated financial statements, etc. based on our audit from an independent point of view. Misstatements can arise from fraud or error and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the decisions of users of these non-consolidated financial statements, etc.

In accordance with auditing standards generally accepted in Japan, we exercise professional judgment and maintain professional skepticism throughout the audit process to perform the following:

・	Identifying and assessing the risks of material misstatement, whether due to fraud or error, and designing and performing audit procedures responsive to those risks. Selecting audit procedures to be applied is at the discretion of the auditor. Obtaining audit evidence that is sufficient and appropriate to provide a basis for our opinion.
・	When auditing the non-consolidated financial statements, etc., obtaining an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances in making risk assessments, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control.
・	Evaluating the appropriateness of accounting policies used by management and their method of application, as well as the reasonableness of accounting estimates made by management and related notes thereto.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

・	Concluding on the appropriateness of preparing the non-consolidated financial statements, etc. with the assumption of a going concern by management, and based on the audit evidence obtained, whether a material uncertainty exists related to events or conditions that may cast significant doubt on the Company’s ability to continue as a going concern. If we conclude that a material uncertainty related to the assumption of a going concern exists, we are required to draw attention in our auditor’s report to the notes to the non-consolidated financial statements, etc. or, if the notes to the non-consolidated financial statements on material uncertainty are inadequate, to express a qualified opinion with exceptions on the non-consolidated financial statements, etc. Our conclusions are based on the audit evidence obtained up to the date of our auditor’s report. However, future events or conditions may cause the Company to cease to continue as a going concern.
・	Evaluating whether the presentation of the non-consolidated financial statements, etc. and notes to the non-consolidated financial statements, etc. are in accordance with accounting standards generally accepted in Japan, as well as evaluate the presentation, structure, and content of the non-consolidated financial statements, etc. including the related notes thereto, and whether the non-consolidated financial statements, etc. fairly present the underlying transactions and accounting events.

We report to the Audit & Supervisory Board Members and the Audit & Supervisory Board regarding, among other matters, the planned scope and timing of the audit and significant audit findings, including any significant deficiencies in internal control that we identify during our audit process, and other matters required by auditing standards.

We also provide the Audit & Supervisory Board Members and the Audit & Supervisory Board with a statement that we have complied with relevant ethical requirements in Japan regarding independence, and will communicate with them all relationships and other matters that may reasonably be deemed to bear on our independence, and where applicable, related safeguards in order to eliminate or reduce obstruction factors.

Conflicts of Interest

We or engagement partners have no interests in the Company, which should be stated in compliance with the Certified Public Accountants Act.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

Audit Report of the Audit & Supervisory Board

Audit Report

With respect to the Directors’ performance of their duties during the 63rd term (from February 1, 2022 to January 31, 2023), the Audit & Supervisory Board has prepared this audit report, upon deliberations based on the audit reports prepared by each of the Audit & Supervisory Board Members, and hereby reports as follows.

1.	Method and Content of Audit by Audit & Supervisory Board Members and the Audit & Supervisory Board

(1)	The Audit & Supervisory Board formulated audit policies, assignment of duties, etc., received reports from each of the Audit & Supervisory Board Members regarding the progress and the results of their audit, received reports from the Directors, etc., and the Accounting Auditor regarding the performance of their respective duties, and requested further explanation as necessary.
(2)	In conformity with the Standards of Audit by Audit & Supervisory Board Members established by the Audit & Supervisory Board, and in accordance with the audit policies and assignment of duties, etc., each of the Audit & Supervisory Board Members communicated with the Directors, the Internal Auditing Department and other employees, etc., and endeavored to collect information and maintain and improve the audit environment. Each of the Audit & Supervisory Board Members executed their audits using the methods described below:
(i)	We attended the meetings of the Board of Directors and other important meetings, received reports on the status of performance of duties from the Directors and employees, etc. and requested explanations as necessary, inspected important approval documents, and investigated the status of the corporate affairs and assets at the head office and other principal business locations. With respect to the subsidiaries, we communicated and exchanged information with the Directors and Audit & Supervisory Board Members, etc. of the subsidiaries and received from the subsidiaries reports on their respective operations as necessary.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

(ii)	We received reports on a regular basis from Directors and employees, etc., requested explanations as necessary, and provided opinions with respect to matters mentioned in the business report. Such matters consist of the content of the Board of Directors’ resolutions regarding the development and maintenance of the system to ensure that the Directors’ performance of their duties complied with applicable laws and regulations and the Articles of Incorporation of the Company and other systems that are set forth in Article 100, paragraphs (1) and (3) of the Regulations for Enforcement of the Companies Act as being necessary for ensuring the appropriateness of the corporate affairs of a stock company and the corporate group consisting of its subsidiaries, and the systems developed and maintained based on such resolutions (internal control systems).

(iii)	We further monitored and examined whether the Accounting Auditor maintained their independence and conducted the audit in an appropriate manner, as well as received reports concerning the performance of their duties and obtained explanations as necessary from the Accounting Auditor. We also received notice from the Accounting Auditor that it had established “systems for ensuring that the performance of the duties of financial auditor is being carried out correctly” (the matters set forth in the items of Article 131 of the Regulations on Corporate Accounting) in accordance with the “Quality Control Standards for Auditing” (Business Accounting Council, October 28, 2005), and requested explanations as necessary.

Based on the above methods, we examined the business report and the supplementary schedules thereto, and the non-consolidated financial statements (the non-consolidated balance sheets, the non-consolidated statement of income, the non-consolidated statement of changes in net assets, and notes to the non-consolidated financial statements) and the supplementary schedules thereto, as well as the consolidated financial statements (the consolidated balance sheets, the consolidated statement of income, the consolidated statement of changes in net assets, and notes to the consolidated financial statements), for the fiscal year under consideration.

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

2.	Results of Audit
(1)	Results of Audit of Business Report, etc.
(i)	We recognize that the business report and the supplementary schedules thereto fairly present the status of the Company in conformity with the applicable laws and regulations and the Articles of Incorporation of the Company.
(ii)	We recognize that no misconduct or material fact constituting a violation of any law or regulations or the Articles of Incorporation of the Company was found with respect to the Directors’ performance of their duties.
(iii)	We recognize that the Board of Directors’ resolutions with respect to the internal control systems are appropriate. We did not find any matter to be mentioned with respect to the content in the business report and Directors’ performance of their duties concerning the internal control systems.
(2)	Results of Audit of Non-consolidated Financial Statements and the Supplementary Schedules

We recognize that the methods and results of audit performed by the Accounting Auditor Seiyo Audit Corporation are appropriate.

(3)	Results of Audit of Consolidated Financial Statements

We recognize that the methods and results of audit performed by the Accounting Auditor Seiyo Audit Corporation are appropriate.

March 9, 2023

Audit & Supervisory Board of Ryoyo Electro Corporation

Full-time Audit & Supervisory Board Member

Hiroyuki Kanno

Outside Audit & Supervisory Board Member

Ryoji Kimura

Outside Audit & Supervisory Board Member

Kazumi Akiyama

Outside Audit & Supervisory Board Member

Motomi Oi

The business combination described in this document involves securities of Japanese companies. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this document, if any, was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuers are located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment. You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail. Ryoyo Electro Corporation and Ryosan Company, Limited assume no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translation.

<Reference> Subsequent events regarding the Company and its corporate group after receiving the audit report of the Audit & Supervisory Board

Conversion of Ryosan Company, Limited to an equity-method affiliate through the acquisition of additional shares

The Company resolved to additionally acquire some of the shares of Ryosan Company, Limited, making it an equity-method affiliate, at the board meeting held on March 9, 2023, and entered into a share transfer agreement with MUFG Bank, Ltd. and Sumitomo Mitsui Banking Corporation. Based on the share transfer agreement, the Company acquired the additional shares of the said company on March 10, 2023 as follows.

Number of shares acquired, acquisition price and state of shares held before and after acquisition

(1) Number of shares held before acquisition		(Number of voting rights: 43,847)
	4,384,700	(Proportion of voting rights held: 18.71%)*
(2) Number of shares acquired		(Number of voting rights: 3,210)
	321,000	(Proportion of voting rights held: 1.37%)*
(3) Acquisition price	¥1,000 million
(4) Number of shares held after acquisition		(Number of voting rights: 47,057)
	4,705,700	(Proportion of voting rights held: 20.08%)*

*       The figure shown for the proportion is as of March 10, 2023.

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